Lincoln Financial Group
Table of Contents
Second Quarter
2009

LFG Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Results Summary	5
Details Underlying Realized Loss, After-DAC	6
Consolidated Statements of Income	7
Consolidating Statements of Income from Operations - Current Year - Quarter	8
Consolidating Statements of Income from Operations - Prior Year - Quarter	9
Consolidating Statements of Income from Operations - Current Year - Year-to-Date	10
Consolidating Statements of Income from Operations - Prior Year - Year-to-Date	11
Consolidated Balance Sheets	12
Balance Sheet Data - Segment Highlights	13

Retirement Solutions
Annuities:
Income Statements and Operational Data	14
Roll Forwards of DAC, VOBA, DFEL and DSI	15
Account Value Roll Forward	16
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type	17
Defined Contribution:
Income Statements and Operational Data	18
Account Value Roll Forward	19
Account Value Roll Forward - By Product and Supplemental Data	20

Insurance Solutions
Life Insurance:
Income Statements and Operational Data	21
Operational Data and Account Value Roll Forward	22
Group Protection:
Income Statements and Operational Data	23

Investment Management
Income Statements and Operational Data	24
Assets Under Management Roll Forward	25-26

Other Operations	27

Discontinued Operations	27

Consolidated Domestic Deposits, Account Balances, and Net Flows	28

Consolidated Investment Data
Assets Managed	29
Other Investment Data	30

6/30/2009
LFG Analyst Coverage
Second Quarter, 2009

FIRM	ANALYST	PHONE NUMBER

Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Barclays Capital	Eric Berg	212-526-2805
Bernstein	Suneet Kamath	212-756-4587
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling & Partners	Sean Rourke	860-676-8600
Fox-Pitt Kelton Cochran Caronia Waller	Mark Finkelstein	312-425-4079
Goldman Sachs & Company	Christopher Neczypor	212-357-8512
JP Morgan	Jimmy Bhullar	212-622-6397
Keefe, Bruyette & Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James & Associates	Steven Schwartz	312-612-7686
Sandler O'Neil & Partners	Edward Shields	312-281-3487
Sterne, Agee & Leach	John Nadel	212-338-4717
Wachovia Securities	John Hall	212-214-8032

Investor inquiries may be directed to:

Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 593-3962

Note: This list is provided for informational purposes only. LFG does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

**Statistical data will be available immediately after the release of earnings for each quarter through
LNC’s Investor Relations website:	http://www.LincolnFinancial.com/investor

6/30/2009	ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
* Realized gains and losses associated with the following ("excluded realized gain (loss)"):
* Sale or disposal of securities;
* Impairments of securities;
* Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
* Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities
("GLB") net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative
("GLB net derivatives results");
* Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit ("GDB")
riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments ("GDB derivatives results"); and
* Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157 ("indexed annuity forward-starting option");
* Income (loss) from the initial adoption of changes in accounting principles;
* Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
* Gains (losses) on early retirement of debt, including subordinated debt;
* Losses from the impairment of intangible assets; and
* Income (loss) from discontinued operations.

*	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
* Excluded realized gain (loss);
* Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
* Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

*	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

*	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force, spreads and assets under management.

*	Sales as reported consist of the following:
* Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
* Whole life and term - 100% of first year paid premiums;
* Linked-benefit - 15% of premium deposits;
* Annuities - deposits from new and existing customers;
* Group Protection - annualized first year premiums from new policies; and
* Investment Management retail sales and institutional inflows - contributions, transfer in kind purchases and reinvested dividends for new and existing accounts.

iii
Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact
DAC, VOBA, DSI, DFEL and SOP 03-1, SFAS 133 and SFAS 157 reserves.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding
AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

Inter-segment transfer refers to a transfer from Retirement Solutions - Annuities to Retirement Solutions - Defined Contribution.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

6/30/2009								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%
Income from Operations - By Segment
Annuities	$65.4	$116.2	$(50.8)	-43.7%	$139.3	$234.0	$(94.7)	-40.5%
Defined Contribution	27.7	41.2	(13.5)	-32.8%	57.5	81.6	(24.1)	-29.5%
Total Retirement Solutions	93.1	157.4	(64.3)	-40.9%	196.8	315.6	(118.8)	-37.6%
Life Insurance	132.9	163.6	(30.7)	-18.8%	275.1	320.9	(45.8)	-14.3%
Group Protection	33.6	32.2	1.4	4.3%	59.3	58.5	0.8	1.4%
Total Insurance Solutions	166.5	195.8	(29.3)	-15.0%	334.4	379.4	(45.0)	-11.9%
Investment Management	5.1	15.0	(9.9)	-66.0%	6.5	27.1	(20.6)	-76.0%
Other Operations	(52.3)	(44.8)	(7.5)	-16.7%	(160.8)	(87.4)	(73.4)	-84.0%
Income from Operations (1)	212.4	323.4	(111.0)	-34.3%	376.9	634.7	(257.8)	-40.6%
Excluded realized loss, after-tax (2)	(214.5)	(73.2)	(141.3)	NM	(401.5)	(102.6)	(298.9)	NM
Income from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.4	0.4	-	-	0.8	0.8	-	-
Gain on early extinguishment of debt, after-tax	-	-	-	NM	41.8	-	41.8	NM
Impairment of intangibles, after-tax	0.6	(139.0)	139.6	100.4%	(602.9)	(139.0)	(463.9)	NM
Income (loss) from discontinued operations, after-tax (3)	(160.3)	13.1	(173.4)	NM	(155.4)	19.9	(175.3)	NM
Net Income (Loss)	$(161.4)	$124.7	$(286.1)	NM	$(740.3)	$413.8	$(1,154.1)	NM

Earnings Per Share (Diluted) (4)
Income from operations (1) (5)	$0.81	$1.24	$(0.43)	-34.7%	$1.45	$2.43	$(0.98)	-40.3%
Excluded realized loss, after-tax (2) (6)	(0.81)	(0.28)	(0.53)	NM	(1.55)	(0.39)	(1.16)	NM
Gain on early extinguishment of debt, after-tax (6)	-	-	-	NM	0.16	-	0.16	NM
Impairment of intangibles, after-tax (6)	-	(0.53)	0.53	100.0%	(2.33)	(0.54)	(1.79)	NM
Income (loss) from discontinued operations, after-tax (3) (6)	(0.62)	0.05	(0.67)	NM	(0.60)	0.08	(0.68)	NM
Net Income (Loss)	$(0.62)	$0.48	$(1.10)	NM	$(2.87)	$1.58	$(4.45)	NM

Operating Revenues - By Segment
Annuities	$437.0	$618.7	$(181.7)	-29.4%	$1,036.4	$1,241.3	$(204.9)	-16.5%
Defined Contribution	215.0	239.4	(24.4)	-10.2%	440.1	477.1	(37.0)	-7.8%
Total Retirement Solutions	652.0	858.1	(206.1)	-24.0%	1,476.5	1,718.4	(241.9)	-14.1%
Life Insurance	1,002.2	1,087.9	(85.7)	-7.9%	2,078.4	2,142.5	(64.1)	-3.0%
Group Protection	442.9	424.9	18.0	4.2%	864.3	824.3	40.0	4.9%
Total Insurance Solutions	1,445.1	1,512.8	(67.7)	-4.5%	2,942.7	2,966.8	(24.1)	-0.8%
Investment Management	91.6	124.3	(32.7)	-26.3%	173.5	244.6	(71.1)	-29.1%
Other Operations	92.5	110.1	(17.6)	-16.0%	175.5	228.0	(52.5)	-23.0%
Total Operating Revenues	2,281.2	2,605.3	(324.1)	-12.4%	4,768.2	5,157.8	(389.6)	-7.6%
Excluded realized loss, pre-tax (2)	(330.0)	(112.8)	(217.2)	NM	(617.5)	(157.8)	(459.7)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	-	-	1.3	1.4	(0.1)	-7.1%
Total Revenues	$1,951.9	$2,493.2	$(541.3)	-21.7%	$4,152.0	$5,001.4	$(849.4)	-17.0%

(1) Income from operations includes restructuring charges. See page 5 for detail.
(2) See page 6 for detail.
(3) Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 27 for details.
(4) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc. stock option incentive plan. See page 5 for detail of minority interest adjustments.

(5) As a result of income from operations in the second quarter and first six months of 2009, shares used in the earnings per share calculation represent diluted shares.
(6) As a result of the net loss in the second quarter and first six months of 2009, shares used in the earnings (loss) per share calculation represent basic shares since using diluted shares would have been anti-dilutive to the calculation. See page 3 for details.

6/30/2009								PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

Operational Data by Segment	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.635	$3.436	$(0.801)	-23.3%	$4.832	$6.462	$(1.630)	-25.2%
Net flows	1.043	1.589	(0.546)	-34.4%	1.473	2.770	(1.297)	-46.8%
Account values (gross)	64.119	73.653	(9.534)	-12.9%	64.119	73.653	(9.534)	-12.9%
Account values (net of reinsurance)	63.054	72.398	(9.344)	-12.9%	63.054	72.398	(9.344)	-12.9%
Retirement Solutions - Defined Contribution
Gross deposits (1)	1.238	1.421	(0.183)	-12.9%	2.813	2.972	(0.159)	-5.3%
Net flows	0.329	0.237	0.092	38.8%	0.988	0.517	0.471	91.1%
Account values - annuities	23.172	27.489	(4.317)	-15.7%	23.172	27.489	(4.317)	-15.7%
Alliance and Smart Future mutual funds	8.155	7.553	0.602	8.0%	8.155	7.553	0.602	8.0%
Total annuities and mutual fund account values	31.327	35.042	(3.715)	-10.6%	31.327	35.042	(3.715)	-10.6%
Insurance Solutions - Life Insurance
Sales (in millions)	$123.7	$165.7	$(42.0)	-25.3%	$268.9	$339.4	$(70.5)	-20.8%
Life insurance in force	527.533	537.716	(10.183)	-1.9%	527.533	537.716	(10.183)	-1.9%
Account values (net of reinsurance)	30.622	32.603	(1.981)	-6.1%	30.622	32.603	(1.981)	-6.1%
Insurance Solutions - Group Protection
Annualized sales (in millions)	59.5	64.6	(5.1)	-7.9%	113.8	118.7	(4.9)	-4.1%
Loss ratio (2)	68.2%	70.2%	NM	NM	69.5%	70.6%	NM	NM
Investment Management
Retail sales	$2.759	$2.596	$0.163	6.3%	$5.177	$6.091	$(0.914)	-15.0%
Retail net flows	0.044	(0.937)	0.981	104.7%	(0.676)	(1.592)	0.916	57.5%
Institutional inflows	1.108	0.910	0.198	21.8%	3.820	2.140	1.680	78.5%
Institutional net flows	0.029	(0.535)	0.564	105.4%	0.960	(1.045)	2.005	191.9%
Total sales and inflows	3.867	3.506	0.361	10.3%	8.997	8.231	0.766	9.3%
Total net flows	0.073	(1.472)	1.545	105.0%	0.284	(2.637)	2.921	110.8%
Assets under management - retail and institutional	57.867	75.691	(17.824)	-23.5%	57.867	75.691	(17.824)	-23.5%
Assets under management - general account	68.814	65.997	2.817	4.3%	68.814	65.997	2.817	4.3%
Assets under management - total segment	126.681	141.688	(15.007)	-10.6%	126.681	141.688	(15.007)	-10.6%
Consolidated
Domestic retail deposits	$6.731	$7.739	$(1.008)	-13.0%	$13.227	$15.449	$(2.222)	-14.4%
Domestic retail account balances	147.927	172.925	(24.998)	-14.5%	147.927	172.925	(24.998)	-14.5%
Domestic retail net flows	2.001	1.491	0.510	34.2%	2.926	2.849	0.077	2.7%
Domestic deposits	7.748	8.615	(0.867)	-10.1%	16.866	17.463	(0.597)	-3.4%
Domestic net flows	2.072	1.008	1.064	105.6%	3.986	1.886	2.100	111.3%
Assets under management	180.774	211.488	(30.714)	-14.5%	180.774	211.488	(30.714)	-14.5%

(1) Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

(2) Represents combined loss ratio for life, disability and dental businesses.

6/30/2009								PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%

Balance Sheet Assets - End-of-Period	$167,044.4	$184,281.2	$(17,236.8)	-9.4%	$167,044.4	$184,281.2	$(17,236.8)	-9.4%

Stockholders' Equity
Beginning-of-period (including AOCI)	$7,323.5	$11,086.3	$(3,762.8)	-33.9%	$7,976.7	$11,718.4	$(3,741.7)	-31.9%
End-of-period (including AOCI)	9,074.9	10,497.7	(1,422.8)	-13.6%	9,074.9	10,497.7	(1,422.8)	-13.6%
End-of-period (excluding AOCI)	10,782.3	11,306.0	(523.7)	-4.6%	10,782.3	11,306.0	(523.7)	-4.6%
Average equity (excluding AOCI)	10,540.5	11,357.0	(816.5)	-7.2%	10,540.0	11,403.8	(863.8)	-7.6%

Return on Equity
Net income (loss)/average equity (excluding AOCI)	-6.1%	4.4%			-14.0%	7.3%
Income from operations/average equity (excluding AOCI)	8.1%	11.4%			7.2%	11.1%

Return on Capital
Income (loss) from operations/average capital	6.3%	8.9%			5.7%	8.8%

Common Stock Outstanding
Average for the period - diluted (1)	260.1	259.6	0.5	0.2%	257.8	261.2	(3.4)	-1.3%
End-of-period - assuming conversion of preferreds	302.3	257.0	45.3	17.6%	302.3	257.0	45.3	17.6%
End-of-period - diluted (1)	304.2	257.8	46.4	18.0%	304.2	257.8	46.4	18.0%

Book value (including AOCI)	$30.02	$40.85	$(10.83)	-26.5%	$30.02	$40.85	$(10.83)	-26.5%
Book value (excluding AOCI)	35.67	43.99	(8.32)	-18.9%	35.67	43.99	(8.32)	-18.9%

Cash Returned to Shareholders
Share repurchase - dollar amount	$-	$139.8	$(139.8)	-100.0%	$-	$425.5	$(425.5)	-100.0%
Dividends declared	3.0	106.6	(103.6)	-97.2%	5.6	214.2	(208.6)	-97.4%
Total Cash Returned to Shareholders	$3.0	$246.4	$(243.4)	-98.8%	$5.6	$639.7	$(634.1)	-99.1%

Stock issuance - number of shares	46.0	0	46.00	NM	46.0	-	46.00	NM
Share repurchase - number of shares	-	2.631	(2.63)	-100.0%	-	8.08	(8.08)	-100.0%
Dividend declared on common stock - per share	$0.010	$0.415	$(0.405)	-97.6%	$0.020	$0.830	$(0.810)	-97.6%
Dividend payout ratio (2)	-1.6%	86.5%			-0.7%	52.5%
Annualized yield (3)	0.2%	3.7%			0.2%	3.7%

Comprehensive Income (Loss)
Net income (loss)	$(161.4)	$124.7	$(286.1)	NM	$(740.3)	$413.8	$(1,154.1)	NM
Net unrealized gain (loss) on available-for-sale securities	1,250.8	(487.2)	1,738.0	NM	1,205.7	(1,025.3)	2,231.0	217.6%
Unrealized other-than-temporary impairment on available-for-sale securities	(42.5)	-	(42.5)	NM	(198.9)	-	(198.9)	NM
Net unrealized gain on derivative instruments	(4.1)	(2.6)	(1.5)	-57.7%	(73.4)	(10.9)	(62.5)	NM
Foreign currency translation adjustment	68.3	2.8	65.5	NM	85.3	1.6	83.7	NM
Funded status of employee benefit plans	(4.7)	0.4	(5.1)	NM	(3.7)	1.0	(4.7)	NM
Comprehensive Income (Loss)	$1,106.4	$(361.9)	$1,468.3	NM	$274.7	$(619.8)	$894.5	144.3%

Ratios
Debt to total capitalization (4)	23.9%	21.7%			23.9%	21.7%
Debt to equity (4)	31.5%	27.6%			31.5%	27.6%

	Ratings as of July 29, 2009
				Standard &
	A.M. Best	Fitch	Moody's	Poor's

Senior Debt Ratings	a-	BBB	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A +	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A +	A2	A+
Lincoln Life & Annuity Company of New York	A+	A +	A2	AA-

(1) As a result of the net loss in the second quarter and first six months of 2009, shares used represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the second quarter and first six months of 2009 would have totaled 262.4 million and 260.1 million, respectively.

(2) Indicated dividend divided by net income (loss) per share.
(3) Indicated dividend divided by the closing price.
(4) Equity used in calculation excludes AOCI and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets. Capital securities are considered 25% debt and 75% equity.

6/30/2009									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change

Commissions	$429.8	$430.8	$405.5	$361.8	$359.9	-16.3%	$852.7	$721.7	-15.4%

General and Administrative Expenses
General and administrative expenses	379.6	377.8	411.9	357.6	365.1	-3.8%	756.8	722.7	-4.5%
Merger-related expenses	14.9	12.6	8.1	6.7	4.4	-70.5%	28.7	11.1	-61.3%
Total General and Administrative Expenses Excluding Broker-Dealer	394.5	390.4	420.0	364.3	369.5	-6.3%	785.5	733.8	-6.6%

Communications expenses	15.4	14.1	14.8	12.9	13.5	-12.3%	30.9	26.4	-14.6%
Restructuring charges associated with merger-related cost saving initiatives	1.2	0.4	0.1	-	-	-100.0%	2.1	-	-100.0%
Restructuring charges for expense initiatives	-	-	8.0	5.1	28.6	NM	-	33.7	NM
Taxes, licenses and fees	52.3	60.3	49.0	57.4	46.2	-11.7%	114.6	103.6	-9.6%
Interest and debt expense	64.8	68.6	72.3	64.7	60.9	-6.0%	140.2	125.6	-10.4%
TotalCommissions and Expenses Incurred	958.0	964.6	969.7	866.2	878.6	-8.3%	1,926.0	1,744.8	-9.4%

Less: Commissions and Expenses Capitalized	(464.0)	(463.5)	(470.4)	(383.5)	(385.4)	16.9%	(920.0)	(768.9)	16.4%

Amortization
Amortization of DAC and VOBA, net of interest	295.1	207.3	644.1	222.2	249.5	-15.5%	538.8	471.7	-12.5%
Amortization of intangibles	1.6	1.4	1.4	1.1	1.1	-31.3%	3.2	2.2	-31.3%
Total Amortization	296.7	208.7	645.5	223.3	250.6	-15.5%	542.0	473.9	-12.6%

Broker-Dealer Commissions and G&A	85.1	78.5	73.3	64.1	69.2	-18.7%	174.3	133.2	-23.6%

Total	$875.8	$788.3	$1,218.1	$770.1	$813.0	-7.2%	$1,722.3	$1,583.0	-8.1%

Merger-Related Expenses (1)
Severance and employee-related charges	$2.5	$1.2	$1.7	$0.7	$0.6	-76.0%	$5.6	$1.3	-76.8%
Systems integration and related expenses	12.0	9.6	7.5	5.1	2.6	-78.3%	21.3	7.7	-63.8%
Other expenses	1.6	2.2	(1.0)	0.9	1.2	-25.0%	3.9	2.1	-46.2%
Total Merger-Related Expenses	$16.1	$13.0	$8.2	$6.7	$4.4	-72.7%	$30.8	$11.1	-64.0%

(1) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

6/30/2009								PAGE 5
Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Annuities	$618.7	$675.2	$693.7	$599.4	$437.0	-29.4%	$1,241.3	$1,036.4	-16.5%
Defined Contribution	239.4	240.8	217.9	225.1	215.0	-10.2%	477.1	440.1	-7.8%
Total Retirement Solutions	858.1	916.0	911.6	824.5	652.0	-24.0%	1,718.4	1,476.5	-14.1%
Life Insurance	1,087.9	1,073.8	1,042.8	1,076.2	1,002.2	-7.9%	2,142.5	2,078.4	-3.0%
Group Protection	424.9	402.8	412.5	421.4	442.9	4.2%	824.3	864.3	4.9%
Total Insurance Solutions	1,512.8	1,476.6	1,455.3	1,497.6	1,445.1	-4.5%	2,966.8	2,942.7	-0.8%
Investment Management	124.3	109.9	83.2	81.9	91.6	-26.3%	244.6	173.5	-29.1%
Other Operations	110.1	111.8	98.6	83.0	92.5	-16.0%	228.0	175.5	-23.0%
Total Operating Revenues	2,605.3	2,614.3	2,548.7	2,487.0	2,281.2	-12.4%	5,157.8	4,768.2	-7.6%
Excluded realized loss, pre-tax (1)	(112.8)	(257.3)	(334.3)	(287.5)	(330.0)	NM	(157.8)	(617.5)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.6	0.7	0.6	0.7	0.0%	1.4	1.3	-7.1%
Total Revenues	$2,493.2	$2,357.6	$2,215.1	$2,200.1	$1,951.9	-21.7%	$5,001.4	$4,152.0	-17.0%

Income (Loss) from Operations
Annuities	$116.2	$130.9	$(171.7)	$73.9	$65.4	-43.7%	$234.0	$139.3	-40.5%
Defined Contribution	41.2	42.3	(1.1)	29.8	27.7	-32.8%	81.6	57.5	-29.5%
Total Retirement Solutions	157.4	173.2	(172.8)	103.7	93.1	-40.9%	315.6	196.8	-37.6%
Life Insurance	163.6	137.3	82.5	142.2	132.9	-18.8%	320.9	275.1	-14.3%
Group Protection	32.2	27.2	18.4	25.7	33.6	4.3%	58.5	59.3	1.4%
Total Insurance Solutions	195.8	164.5	100.9	167.9	166.5	-15.0%	379.4	334.4	-11.9%
Investment Management	15.0	5.3	(4.3)	1.4	5.1	-66.0%	27.1	6.5	-76.0%
Other Operations	(44.8)	(39.9)	(55.2)	(108.5)	(52.3)	-16.7%	(87.4)	(160.8)	-84.0%
Income (Loss) from Operations	323.4	303.1	(131.4)	164.5	212.4	-34.3%	634.7	376.9	-40.6%
Excluded realized loss, after-tax (1)	(73.2)	(167.3)	(217.3)	(187.0)	(214.5)	NM	(102.6)	(401.5)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.4	0.4	0.4	0.4	0.4	0.0%	0.8	0.8	0.0%
Gain on early extinguishment of debt, after-tax	-	-	-	41.8	-	NM	-	41.8	NM
Impairment of intangibles, after-tax	(139.0)	-	(157.7)	(603.5)	0.6	100.4%	(139.0)	(602.9)	NM
Income (loss) from discontinued operations, after-tax (2)	13.1	12.2	0.5	4.9	(160.3)	NM	19.9	(155.4)	NM
Net Income (Loss)	$124.7	$148.4	$(505.5)	$(578.9)	$(161.4)	NM	$413.8	$(740.3)	NM

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
	2008	2008	2008	2009	2009	2008	2009
Stockholders' Equity
Beginning-of-period (including AOCI)	$11,086.3	$10,497.7	$9,500.1	$7,976.8	$7,323.5	$11,718.4	$7,976.7
End-of-period (including AOCI)	10,497.7	9,500.1	7,976.8	7,323.5	9,074.9	10,497.7	9,074.9
End-of-period (excluding AOCI)	11,306.0	11,310.4	10,780.3	10,298.6	10,782.3	11,306.0	10,782.3
Average equity (excluding AOCI)	11,357.0	11,308.2	11,045.3	10,539.5	10,540.5	11,403.8	10,540.0

Minority Interest Adjustment (3)	$0.2	$0.1	$-	$0.1	$-	$0.5	$0.1

Restructuring Charges, After-Tax	$0.8	$0.3	$5.3	$3.3	$18.6	$1.4	$21.9

Common Shares Outstanding
Average for the period - diluted - income from operations (4)	259.6	257.6	255.4	257.8	262.4	259.6	260.1
Average for the period - diluted - net income (5)	259.6	257.6	255.4	255.6	260.1	261.2	257.8
End-of-period - diluted (4)	257.8	256.9	257.7	258.1	304.2	257.8	304.2

Per Share Data (Diluted) (3)
Net income (loss) (5)	$0.48	$0.58	$(1.98)	$(2.27)	$(0.62)	$1.58	$(2.87)
Income (loss) from operations (4)	1.24	1.18	(0.51)	0.63	0.81	2.43	1.45
Restructuring charges	0.00	0.00	0.02	0.01	0.07	0.01	0.08

Stockholders' Equity Per Share
Stockholders' equity (including AOCI)	$40.85	$37.11	$31.15	$28.59	$30.02	$40.85	$30.02
Stockholders' equity (excluding AOCI)	43.99	44.18	42.09	40.20	35.67	43.99	35.67
Dividends declared (common stock)	0.415	0.415	0.210	0.010	0.010	0.830	0.020

Return on Equity
Net income (loss)/average equity	4.4%	5.2%	-18.3%	-22.0%	-6.1%	7.3%	-14.0%
Income (loss) from operations/average equity	11.4%	10.7%	-4.8%	6.2%	8.1%	11.1%	7.2%

Market Value of Common Stock
Highest price	$56.80	$59.99	$45.50	$25.59	$19.99	$58.11	$25.59
Lowest price	45.18	39.83	4.76	4.90	5.52	45.18	4.90
Closing price	45.32	42.81	18.84	6.69	17.21	45.32	17.21

(1) See page 6 for detail.
(2) Includes discontinued operations and the loss on disposition. See Discontinued Operations on page 27 for details.
(3) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc. stock option incentive plan.

(4) As a result of income from operations in the second quarter and the first six months of 2009, shares used represent diluted shares.
(5) As a result of the net loss in the second and first quarter of 2009 and fourth quarter of 2008, shares used represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the second and first quarter of 2009 and fourth quarter of 2008 would have totaled 262.4 million, 257.8 million and 257.6 million, respectively.

6/30/2009					PAGE 6
Details Underlying Realized Loss, After-DAC (1)
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Pre-Tax
Operating realized gain (loss) (2):
Indexed annuity net derivatives results (3)	$(0.6)	$2.0	$(0.5)	$(0.2)	$0.2	133.3%	$(2.0)	$-	100.0%
GLB (4)	10.4	10.9	11.1	16.3	2.9	-72.1%	16.2	19.2	18.5%
GDB (5)	2.6	39.4	136.9	80.7	(113.4)	NM	8.5	(32.7)	NM
Total operating realized gain (loss)	12.4	52.3	147.5	96.8	(110.3)	NM	22.7	(13.5)	NM
Realized loss related to certain investments (6)	(117.1)	(314.6)	(566.7)	(150.1)	(158.3)	-35.2%	(157.9)	(308.4)	-95.3%
Gain (loss) on certain reinsurance derivative/trading securities (7)	1.5	(1.8)	3.4	21.7	(9.4)	NM	1.9	12.3	NM
GLB net derivatives results (8)	1.4	88.7	314.5	(130.3)	(141.1)	NM	(5.3)	(271.4)	NM
GDB derivatives results(5)	(2.5)	(33.4)	(86.3)	(31.6)	(27.8)	NM	(7.7)	(59.4)	NM
Indexed annuity forward-starting option (9)	2.1	1.6	(1.4)	0.6	3.4	61.9%	6.9	4.0	-42.0%
Gain on sale of subsidiaries/businesses	1.8	2.2	2.2	2.2	3.2	77.8%	4.3	5.4	25.6%
Total excluded realized loss	(112.8)	(257.3)	(334.3)	(287.5)	(330.0)	NM	(157.8)	(617.5)	NM
Total Realized Loss	$(100.4)	$(205.0)	$(186.8)	$(190.7)	$(440.3)	NM	$(135.1)	$(631.0)	NM

After-Tax
Operating realized gain (loss) (2):
Indexed annuity net derivatives results (3)	$(0.4)	$1.3	$(0.3)	$(0.1)	$0.1	125.00%	$(1.3)	$-	100.0%
GLB (4)	6.8	7.1	7.2	10.6	1.9	-72.1%	10.5	12.5	19.0%
GDB (5)	1.7	25.6	89.0	52.5	(73.7)	NM	5.5	(21.2)	NM
Total operating realized gain (loss)	8.1	34.0	95.9	63.0	(71.7)	NM	14.7	(8.7)	NM
Realized loss related to certain investments (6)	(75.6)	(204.5)	(368.3)	(97.6)	(102.9)	-36.1%	(102.6)	(200.5)	-95.4%
Gain (loss) on certain reinsurance derivative/trading securities (7)	0.6	(1.2)	2.2	14.1	(6.1)	NM	1.2	8.0	NM
GLB net derivatives results (8)	0.9	57.6	204.4	(84.8)	(91.7)	NM	(3.3)	(176.5)	NM
GDB derivatives results (5)	(1.6)	(21.6)	(56.1)	(20.5)	(18.1)	NM	(5.0)	(38.6)	NM
Indexed annuity forward-starting option (9)	1.4	1.0	(0.9)	0.4	2.2	57.1%	4.5	2.6	-42.2%
Gain on sale of subsidiaries/businesses	1.1	1.4	1.4	1.4	2.1	90.9%	2.6	3.5	34.6%
Total excluded realized loss	(73.2)	(167.3)	(217.3)	(187.0)	(214.5)	NM	(102.6)	(401.5)	NM
Total Realized Loss	$(65.1)	$(133.3)	$(121.4)	$(124.0)	$(286.2)	NM	$(87.9)	$(410.2)	NM

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance (10)	$19.2	$21.4	$22.3	$22.2	$27.4	42.7%	$36.2	$49.6	37.0%
Change in reserves hedged (10):
Unlocking	-	79.6	84.3	-	-	NM	-	-	NM
Other	213.4	(650.9)	(2,553.5)	233.2	1,977.7	NM	(161.5)	2,210.9	NM
Change in market value of derivative assets (10)	(245.8)	318.4	2,989.0	(297.9)	(1,846.3)	NM	69.3	(2,144.2)	NM
Hedge program ineffectiveness (10)	(32.4)	(252.9)	519.8	(64.7)	131.4	NM	(92.2)	66.7	172.3%
Change in reserves not hedged (NPR component)(10)	16.4	372.0	55.3	(55.4)	(333.0)	NM	109.0	(388.4)	NM
Change in derivative assets not hedged (NPR component)	-	-	(19.9)	(11.9)	17.0	NM	-	5.1	NM
Change in SOP 03-1 reserve not hedged	-	-	-	(6.3)	12.7	NM	-	6.4	NM
Associated amortization expense of DAC, VOBA, DSI and DFEL:
Unlocking	(0.6)	(100.7)	297.7	(61.0)	(80.6)	NM	9.9	(141.6)	NM
Other amortization	(1.2)	48.9	(560.7)	46.8	84.0	NM	(34.7)	130.8	NM
Loss from the initial impact of adopting SFAS 157, after-DAC	-	-	-	-	-	NM	(33.5)	-	100.0%
GLB Net Derivatives Results (8)	$1.4	$88.7	$314.5	$(130.3)	$(141.1)	NM	$(5.3)	$(271.4)	NM

(1) DAC refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.
(2)   We exclude from our definitions of income (loss) from operations and operating revenues any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

(3)  Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products.  The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.

(4) In bifurcating the embedded derivative for our GLBs, we attribute to the embedded derivative the portion of total fees collected from the contract holder  that relates to the GLB riders (the “attributed fees”).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”).  We include the risk/profit margin portion of the GLB attributed rider fees as well as the benefit ratio unlocking of our SOP 03-1 reserves on GLB riders including expected cost of the hedging instruments in operating realized gain and include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss).  For our Retirement Solutions – Annuities and Retirement Solutions –  Defined Contribution segments, the excess total fees collected from the contract holders over the GLB attributed rider fees is reported in insurance fees.

(5)   Represents the change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GDB riders, including our expected cost of the hedging instruments.  These changes in reserves attributable to Retirement Solutions’ benefit ratio unlocking of its SOP 03-1 reserves for GDB riders and associated amortization of DAC, VOBA, DSI and DFEL is offset in benefits within income from operations.  This approach (as well as the one in (4) above) excludes the benefit ratio unlocking from income from operations according to our definition of income from operations and instead reflects it within GDB derivatives results, a component of excluded realized gain (loss).  On our Consolidated Statements of Income, the benefit ratio unlocking is reported within benefits.

(6) See page 30 for detail.
(7)  Represents changes in the fair values of total return swaps (embedded derivatives) theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.  Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(8)  Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products and the change in the fair value of the derivative instruments we own to hedge. This includes the cost of purchasing the hedging instruments.  Refer to the table above titled "Components of GLB Net Derivatives Results" for a detailed breakout of the GLB net derivatives results line item.

(9)  Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157.  These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indications of volatility and interest rates, which can vary significantly from period to period due to a number of factors and therefore can provide results that are not indicative of the underlying trends.

(10) Amounts are before the associated amortization expense of DAC, VOBA, DSI and DFEL.

6/30/2009								PAGE 7
Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Revenues
Insurance premiums	$503.3	$514.3	$510.5	$508.2	$541.8	7.6%	$993.1	$1,050.0	5.7%
Surrender charges	27.8	32.4	33.0	31.8	36.8	32.4%	56.6	68.6	21.2%
Mortality assessments	327.9	331.7	339.2	344.1	320.0	-2.4%	649.6	664.1	2.2%
Expense assessments	436.8	389.8	381.2	328.2	332.1	-24.0%	853.9	660.3	-22.7%
Investment advisory fees	75.8	67.7	48.4	43.7	47.8	-36.9%	152.0	91.5	-39.8%
Net investment income	1,057.0	1,067.9	960.1	1,013.3	970.6	-8.2%	2,102.1	1,983.9	-5.6%
Realized loss:
Total other-than-temporary impairment losses on securities	(99.8)	(236.9)	(456.2)	(210.6)	(220.1)	NM	(158.3)	(430.7)	NM
Portion of loss recognized in other comprehensive income	-	-	-	89.1	102.5	NM	-	191.6	NM
Net other-than-temporary impairment losses on securities recognized in earnings	(99.8)	(236.9)	(456.2)	(121.5)	(117.6)	-17.8%	(158.3)	(239.1)	-51.0%
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(0.6)	31.9	269.4	(69.2)	(322.7)	NM	23.2	(391.9)	NM
Total realized loss (1)	(100.4)	(205.0)	(186.8)	(190.7)	(440.3)	NM	(135.1)	(631.0)	NM
Amortization of deferred gains on business sold through reinsurance	19.1	19.0	19.0	19.0	18.3	-4.2%	38.2	37.3	-2.4%
Other revenues and fees	145.9	139.9	110.5	102.6	124.7	-14.5%	291.1	227.3	-21.9%
Total Revenues	2,493.2	2,357.7	2,215.1	2,200.2	1,951.8	-21.7%	5,001.5	4,152.0	-17.0%

Benefits and Expenses
Interest credited	612.7	624.7	653.0	626.9	598.7	-2.3%	1,224.4	1,225.6	0.1%
Benefits	656.3	812.6	941.4	920.4	582.6	-11.2%	1,304.6	1,503.0	15.2%
Underwriting, acquisition, insurance and other expenses	805.4	719.8	1,138.8	705.5	752.2	-6.6%	1,576.7	1,457.7	-7.5%
Interest and debt expense	64.8	68.6	72.3	0.4	60.8	-6.2%	140.2	61.2	-56.3%
Impairment of intangibles	175.0	-	205.6	603.7	(0.6)	NM	175.0	603.1	244.6%
Total Benefits and Expenses	2,314.2	2,225.7	3,011.1	2,856.9	1,993.7	-13.8%	4,420.9	4,850.6	9.7%

Income (loss) from continuing operations before taxes	179.0	132.0	(796.0)	(656.7)	(41.9)	NM	580.6	(698.6)	NM
Federal income tax expense (benefit)	67.4	(4.2)	(290.0)	(72.9)	(40.8)	NM	186.7	(113.7)	NM
Income (Loss) from Continuing Operations	111.6	136.2	(506.0)	(583.8)	(1.1)	NM	393.9	(584.9)	NM
Income (loss) from discontinued operations, net of federal income tax expense (benefit) (2)	13.1	12.2	0.5	4.9	(160.3)	NM	19.9	(155.4)	NM
Net Income (Loss)	$124.7	$148.4	$(505.5)	$(578.9)	$(161.4)	NM	$413.8	$(740.3)	NM

Earnings (Loss) Per Share (Diluted) (3) (4)
Income (loss) from continuing operations	$0.43	$0.53	$(1.98)	$(2.29)	$-	-100.0%	$1.50	$(2.27)	NM
Income (loss) from discontinued operations, net of federal income tax expense (benefit) (2)	0.05	0.05	-	0.02	(0.62)	NM	0.08	(0.60)	NM
Net Income (Loss)	$0.48	$0.58	$(1.98)	$(2.27)	$(0.62)	NM	$1.58	$(2.87)	NM

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$9,235.1	$9,858.1	$10,993.3	$11,403.3	$11,399.4		$8,807.7	$11,403.3
Business sold through reinsurance	-	-	-	(292.9)	-		-	(292.9)
Deferrals	464.0	463.5	470.4	383.5	385.4		920.0	768.9
Amortization, net of interest:
Unlocking	(17.2)	19.6	(557.1)	(79.3)	74.6		(29.4)	(4.7)
Other amortization	(277.9)	(226.9)	(87.0)	(142.9)	(324.1)		(509.4)	(467.0)
Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	168.9	256.2	(173.7)	161.3	135.9		381.2	297.2
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	4.8	34.4	(142.6)	12.8	69.4		3.3	82.2
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	449.3	844.6	726.3	114.9	(1,148.8)		665.9	(1,033.9)
Balance at End-of-Period	$9,858.1	$10,993.3	$11,403.3	$11,399.4	$10,455.9		$9,858.1	$10,455.9

Roll Forward of DFEL
Balance at beginning-of-period	$864.2	$914.7	$1,001.1	$1,019.4	$1,076.2		$803.8	$1,019.4
Business sold through reinsurance	-	-	-	(11.0)	-		-	(11.0)
Deferrals	103.5	109.7	114.0	107.5	112.5		204.6	220.1
Amortization, net of interest:
Unlocking	(11.6)	14.7	(60.3)	(10.1)	16.0		(14.3)	5.9
Other amortization	(40.9)	(35.6)	(20.1)	(26.7)	(43.3)		(79.7)	(70.0)
Deferrals, net of amortization included in expense assessments	51.0	88.8	33.6	70.7	85.2		110.6	156.0
Adjustment related to realized gains (losses) on available-for-sale securities and derivatives	(0.5)	(2.4)	(15.3)	(3.6)	(0.8)		0.3	(4.5)
Adjustment related to unrealized gains (losses) on available-for-sale securities and derivatives	-	-	-	0.7	0.2		-	0.9
Balance at End-of-Period	$914.7	$1,001.1	$1,019.4	$1,076.2	$1,160.8		$914.7	$1,160.8

Roll Forward of DSI
Balance at beginning-of-period	$297.6	$314.2	$328.3	$262.7	$279.4		$279.2	$262.7
Deferrals	26.3	24.5	19.0	15.9	19.2		52.3	35.1
Amortization, net of interest:
Unlocking	(0.2)	(2.7)	(48.2)	(5.7)	7.4		0.3	1.7
Other amortization	(8.5)	(5.5)	4.6	1.1	(18.8)		(14.7)	(17.7)
Deferrals, net of amortization included in insurance benefits or interest credited	17.6	16.3	(24.6)	11.3	7.8		37.9	19.1
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(1.0)	(2.2)	(41.0)	5.2	2.6		(2.9)	7.8
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	-	-	-	0.2	(0.7)		-	(0.5)
Balance at End-of-Period	$314.2	$328.3	$262.7	$279.4	$289.1		$314.2	$289.1

(1) See page 6 for detail.
(2) Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 27 for additional details.
(3) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc. stock option incentive plan. See page 5 for detail of our minority interest adjustments.

(4) As a result of the net loss in the second and first quarter of 2009 and fourth quarter of 2008, shares used represent basic shares, since using diluted shares would have been anti-dilutive to the calculation.  In the absence of the net loss, weighted average diluted shares for the second and first quarter of 2009 and fourth quarter of 2008 would have totaled 262.4 million, 257.8 million and 257.6 million, respectively.

6/30/2009							PAGE 8
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended June 30, 2009

	Retirement Solutions		Insurance Solutions
		Defined		Group	Investment	Other
	Annuities	Contribution	Life	Protection	Management	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$32.5	$-	$93.3	$413.3	$-	$2.7	$541.8
Surrender charges	8.9	1.3	26.7	-	-	-	36.9
Mortality assessments	-	-	320.0	-	-	-	320.0
Expense assessments	185.3	43.4	103.0	-	-	-	331.7
Investment advisory fees - external	-	-	-	-	47.8	-	47.8
Investment advisory fees - inter-segment	-	-	-	-	20.0	(20.0)	-
Net investment income	243.9	175.6	453.3	28.1	-	69.8	970.7
Operating realized loss (2)	(101.9)	(8.4)	-	-	-	-	(110.3)
Amortization of deferred gain on business sold through reinsurance	-	-	(0.7)	-	-	18.4	17.7
Other revenues and fees	68.3	3.1	6.6	1.5	23.8	21.6	124.9
Total Operating Revenues	437.0	215.0	1,002.2	442.9	91.6	92.5	2,281.2

Operating Expenses
Interest credited	164.0	112.0	290.8	0.5	-	31.4	598.7
Benefits	(57.5)	(11.6)	323.0	292.7	-	36.0	582.6
Underwriting, acquisition, insurance and other expenses	253.9	76.3	191.7	98.0	61.7	70.5	752.1
Expenses for investment advisory fees - inter-segment	-	-	-	-	20.0	(20.0)	-
Interest and debt expense	-	-	-	-	-	60.9	60.9
Total Operating Expenses	360.4	176.7	805.5	391.2	81.7	178.8	1,994.3

Income (loss) from operations before federal income tax expense (benefit)	76.6	38.3	196.7	51.7	9.9	(86.3)	286.9
Federal income tax expense (benefit)	11.2	10.6	63.8	18.1	4.8	(34.0)	74.5
Income (Loss) from Operations	$65.4	$27.7	$132.9	$33.6	$5.1	$(52.3)	$212.4

(1) Includes inter-segment eliminations.
(2) For detail, see pages 14 and 18.

6/30/2009							PAGE 9
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended June 30, 2008

	Retirement Solutions		Insurance Solutions
		Defined		Group	Investment	Other
	Annuities	Contribution	Life	Protection	Management	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$19.0	$-	$89.5	$393.0	$-	$1.7	$503.2
Surrender charges	9.6	1.5	16.7	-	-	-	27.8
Mortality assessments	-	-	327.9	-	-	-	327.9
Expense assessments	247.6	59.3	129.6	-	-	-	436.5
Investment advisory fees - external	-	-	-	-	75.8	-	75.8
Investment advisory fees - inter-segment	-	-	-	-	20.6	(20.6)	-
Net investment income	245.3	174.8	519.2	30.5	-	87.1	1,056.9
Operating realized gain (2)	12.4	-	-	-	-	-	12.4
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	-	18.4	18.4
Other revenues and fees	84.8	3.8	5.0	1.4	27.9	23.5	146.4
Total Operating Revenues	618.7	239.4	1,087.9	424.9	124.3	110.1	2,605.3

Operating Expenses
Interest credited	163.0	107.0	300.6	0.3	-	41.8	612.7
Benefits	35.2	0.1	306.0	285.7	-	29.0	656.0
Underwriting, acquisition, insurance and other expenses	268.2	75.4	234.0	89.3	80.2	63.8	810.9
Expenses for investment advisory fees - inter-segment	-	-	-	-	20.6	(20.6)	-
Interest and debt expense	-	-	-	-	-	64.8	64.8
Total Operating Expenses	466.4	182.5	840.6	375.3	100.8	178.8	2,144.4

Income (loss) from operations before federal income tax expense (benefit)	152.3	56.9	247.3	49.6	23.5	(68.7)	460.9
Federal income tax expense (benefit)	36.1	15.7	83.7	17.4	8.5	(23.9)	137.5
Income (Loss) from Operations	$116.2	$41.2	$163.6	$32.2	$15.0	$(44.8)	$323.4

(1) Includes inter-segment eliminations.
(2) For detail, see page 14.

6/30/2009							PAGE 10
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Six Months Ended June 30, 2009

	Retirement Solutions		Insurance Solutions
		Defined		Group	Investment	Other
	Annuities	Contribution	Life	Protection	Management	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$59.6	$-	$183.8	$803.1	$-	$3.5	$1,050.0
Surrender charges	18.1	2.3	48.3	-	-	-	68.7
Mortality assessments	-	-	664.1	-	-	-	664.1
Expense assessments	356.8	83.0	219.5	-	-		659.3
Investment advisory fees - external	-	-	-	-	91.5	-	91.5
Investment advisory fees - inter-segment	-	-	-	-	39.9	(39.9)	-
Net investment income	484.3	351.1	951.0	58.2	-	139.4	1,984.0
Operating realized loss (2)	(11.7)	(1.8)	-	-	-	-	(13.5)
Amortization of deferred gain on business sold through reinsurance	-	-	(0.7)	-	-	36.8	36.1
Other revenues and fees	129.3	5.5	12.4	3.0	42.1	35.7	228.0
Total Operating Revenues	1,036.4	440.1	2,078.4	864.3	173.5	175.5	4,768.2

Operating Expenses
Interest credited	325.1	223.5	593.6	1.1	-	82.3	1,225.6
Benefits	112.3	(5.2)	678.7	574.7	-	142.6	1,503.1
Underwriting, acquisition, insurance and other expenses	459.8	147.1	415.7	197.3	120.2	117.4	1,457.5
Expenses for investment advisory fees - inter-segment	-	-	-	-	39.9	(39.9)	-
Interest and debt expense	-	-	-	-	-	125.6	125.6
Total Operating Expenses	897.2	365.4	1,688.0	773.1	160.1	428.0	4,311.8

Income (loss) from operations before federal income tax expense (benefit)	139.2	74.7	390.4	91.2	13.4	(252.5)	456.4
Federal income tax expense (benefit)	(0.1)	17.2	115.3	31.9	6.9	(91.7)	79.5
Income (Loss) from Operations	$139.3	$57.5	$275.1	$59.3	$6.5	$(160.8)	$376.9

(1) Includes inter-segment eliminations.
(2) For detail, see pages 14 and 18.

6/30/2009							PAGE 11
Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Six Months Ended June 30, 2008

	Retirement Solutions		Insurance Solutions
		Defined		Group	Investment	Other
	Annuities	Contribution	Life	Protection	Management	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$50.6	$-	$175.9	$763.4	$-	$3.1	$993.0
Surrender charges	19.2	3.4	34.0	-	-	-	56.6
Mortality assessments	-	-	649.6	-	-	-	649.6
Expense assessments	483.6	118.6	250.9	-	-	-	853.1
Investment advisory fees - external	-	-	-	-	152.0	-	152.0
Investment advisory fees - inter-segment	-	-	-	-	40.6	(40.6)	-
Net investment income	493.1	346.5	1,018.4	58.2	-	185.7	2,101.9
Operating realized gain (2)	22.6	0.1	-	-	-	-	22.7
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	-	36.9	36.9
Other revenues and fees	172.2	8.5	13.7	2.7	52.0	42.9	292.0
Total Operating Revenues	1,241.3	477.1	2,142.5	824.3	244.6	228.0	5,157.8

Operating Expenses
Interest credited	326.2	212.9	597.3	0.5	-	87.6	1,224.5
Benefits	86.6	0.1	606.0	554.8	-	56.9	1,304.4
Underwriting, acquisition, insurance and other expenses	519.9	151.7	453.5	178.9	161.3	116.9	1,582.2
Expenses for investment advisory fees - inter-segment	-	-	-	-	40.6	(40.6)	-
Interest and debt expense	-	-	-	-	-	140.2	140.2
Total Operating Expenses	932.7	364.7	1,656.8	734.2	201.9	361.0	4,251.3

Income (loss) from operations before federal income tax expense (benefit)	308.6	112.4	485.7	90.1	42.7	(133.0)	906.5
Federal income tax expense (benefit)	74.6	30.8	164.8	31.6	15.6	(45.6)	271.8
Income (Loss) from Operations	$234.0	$81.6	$320.9	$58.5	$27.1	$(87.4)	$634.7

(1) Includes inter-segment eliminations.
(2) For detail, see page 14.

6/30/2009					PAGE 12
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	June	Sept.	Dec.	March	June
	2008	2008	2008	2009	2009
ASSETS
Investments:
Corporate bonds	$41,667.0	$39,164.9	$36,055.6	$37,076.2	$42,489.5
U.S. Government bonds	203.9	217.0	245.9	233.4	221.2
Foreign government bonds	608.2	546.3	520.8	479.6	479.8
Asset and mortgage-backed securities	10,547.7	10,661.6	10,129.6	9,754.6	9,889.7
State and municipal bonds	245.9	233.5	226.4	226.6	906.6
Preferred stocks - redeemable	98.8	115.6	962.3	765.1	1,063.0
Common stocks	280.1	389.7	200.0	132.8	171.9
Preferred stocks - equity	133.9	59.1	54.1	42.9	64.4
Total available-for-sale securities	53,785.5	51,387.7	48,394.7	48,711.2	55,286.1
Trading securities	2,550.5	2,393.4	2,332.5	2,245.6	2,316.7
Mortgage loans on real estate	7,677.9	7,688.1	7,715.4	7,615.9	7,468.3
Real estate	135.4	126.6	125.2	129.2	159.2
Policy loans	2,849.2	2,867.2	2,921.1	2,905.6	2,896.9
Derivative investments	889.9	1,262.2	3,397.2	2,226.1	1,233.8
Other investments	1,163.5	1,193.0	1,624.1	1,476.2	1,187.1
Total investments	69,051.9	66,918.2	66,510.2	65,309.8	70,548.1
Cash and invested cash	1,774.6	2,009.4	5,754.2	5,510.2	2,539.2
DAC and VOBA	9,858.1	10,993.3	11,403.3	11,399.4	10,455.9
Premiums and fees receivable	399.3	463.2	481.4	488.8	429.2
Accrued investment income	847.3	891.1	814.1	865.0	881.5
Reinsurance recoverables	8,096.1	8,156.6	8,395.9	7,976.0	7,729.3
Reinsurance related derivative assets	-	9.2	31.2	106.9	45.8
Goodwill	4,028.5	4,026.6	3,944.1	3,344.1	3,344.1
Other assets	12,762.7	11,426.9	10,146.7	9,491.4	9,980.4
Separate account assets	77,462.7	68,385.4	55,654.7	52,935.3	61,090.9
Total Assets	$184,281.2	$173,279.9	$163,135.8	$157,426.9	$167,044.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$15,082.2	$15,563.2	$18,431.3	$18,038.8	$16,127.5
Other contract holder funds	59,973.7	60,044.1	60,569.7	61,254.8	62,427.2
Short-term debt	900.0	635.2	814.7	1,435.7	454.5
Long-term debt	4,101.8	4,569.4	4,731.0	4,344.9	4,775.1
Reinsurance related derivative liabilities	112.5	-	-	-	-
Funds withheld reinsurance liabilities	2,068.7	2,062.4	2,042.3	1,215.0	1,222.3
Deferred gain on indemnity reinsurance	657.6	638.5	619.5	547.7	529.1
Payables for collateral under securities loaned and derivatives	1,491.1	1,668.4	3,705.9	2,385.9	1,712.1
Other liabilities	11,933.2	10,213.1	8,589.9	7,945.3	9,630.8
Separate account liabilities	77,462.7	68,385.5	55,654.7	52,935.3	61,090.9
Total liabilities	173,783.5	163,779.8	155,159.0	150,103.4	157,969.5
Stockholders' Equity
Preferred stock	0.4	0.4	0.4	0.4	0.4
Common stock	7,023.1	7,006.4	7,035.3	7,033.5	7,681.5
Retained earnings	4,282.5	4,303.6	3,744.6	3,264.7	3,100.4
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	(939.4)	(1,903.7)	(2,654.5)	(2,699.5)	(1,448.8)
Unrealized other-than-temporary on available-for-sale securities	-	-	-	(75.2)	(117.7)
Net unrealized gain on derivative instruments	41.4	53.5	127.1	57.8	53.7
Foreign currency translation adjustment	177.2	121.2	6.3	23.2	91.5
Funded status of employee benefit plans	(87.5)	(81.3)	(282.4)	(281.4)	(286.1)
Total accumulated other comprehensive income (loss)	(808.3)	(1,810.3)	(2,803.5)	(2,975.1)	(1,707.4)
Total stockholders' equity	10,497.7	9,500.1	7,976.8	7,323.5	9,074.9
Total Liabilities and Stockholders' Equity	$184,281.2	$173,279.9	$163,135.8	$157,426.9	$167,044.4

Share Data
Stockholders' equity per share	$40.85	$37.11	$31.15	$28.59	$30.02
Book value, excluding AOCI	43.99	44.18	42.09	40.20	35.67
Common shares outstanding - assuming conversion of preferred shares (in millions)	257.0	256.0	256.1	256.2	302.3

6/30/2009							PAGE 13
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of June 30, 2009	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Other Operations (1)	Consolidated

Assets
Allocated investments and cash and invested cash (2)	$20,092.0	$12,120.7	$32,979.6	$2,135.7	$147.2	$5,612.1	$73,087.3
DAC and VOBA	2,698.1	762.7	6,830.9	149.8	-	14.4	10,455.9
Goodwill	439.8	20.2	2,188.5	274.3	247.7	173.6	3,344.1
DSI and other intangibles	286.6	4.5	87.0	-	4.9	167.2	550.2
Reinsurance recoverables	593.3	-	2,862.0	38.9	-	4,235.1	7,729.3
Separate account assets	45,447.6	11,096.9	4,378.3	-	-	168.1	61,090.9

Liabilities and Capital
Future contract benefits	1,979.0	12.0	6,488.6	1,412.9	-	6,235.0	16,127.5
Other contract holder funds	18,183.3	12,064.4	30,466.8	174.6	-	1,538.1	62,427.2

Allocated capital (3)	3,137.7	1,030.1	7,953.3	1,055.3	365.2	(2,759.3)	10,782.3

As of December 31, 2008

Assets
Allocated investments and cash and invested cash (2)	$23,175.5	$11,304.2	$31,934.0	$1,962.9	$174.2	$3,713.7	$72,264.5
DAC and VOBA	2,976.9	883.3	7,383.5	145.9	-	13.7	11,403.3
Goodwill	1,039.8	20.2	2,188.5	274.3	247.7	173.6	3,944.1
DSI and other intangibles	260.7	4.6	89.0	-	5.1	169.4	528.8
Reinsurance recoverables	725.8	-	2,039.0	33.2	-	5,597.9	8,395.9
Separate accounts assets	40,849.5	10,579.7	4,063.5	-	-	162.0	55,654.7

Liabilities and Capital
Future contract benefits	3,958.0	24.8	6,379.9	1,378.4	-	6,690.2	18,431.3
Other contract holder funds	17,219.9	11,627.8	29,999.2	148.6	-	1,574.2	60,569.7

Allocated capital (3)	4,401.4	933.7	8,294.8	989.8	364.9	(4,204.3)	10,780.3

(1) Includes inter-segment eliminations.
(2) Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments.  These balances eliminate in consolidation.

(3) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

6/30/2009									PAGE 14
Retirement Solutions - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums (1)	$19.0	$52.1	$33.7	$27.1	$32.5	71.1%	$50.6	$59.6	17.8%
Surrender charges	9.6	13.0	13.2	9.2	8.9	-7.3%	19.2	18.1	-5.7%
Expense assessments	247.6	233.3	200.7	171.5	185.3	-25.2%	483.6	356.8	-26.2%
Net investment income	245.3	243.1	235.5	240.4	243.9	-0.6%	493.1	484.3	-1.8%
Operating realized gain (loss) (2)	12.4	52.1	144.0	90.2	(101.9)	NM	22.6	(11.7)	NM
Other revenues and fees (3)	84.8	81.6	66.6	61.0	68.3	-19.5%	172.2	129.3	-24.9%
Total Operating Revenues	618.7	675.2	693.7	599.4	437.0	-29.4%	1,241.3	1,036.4	-16.5%

Operating Expenses
Interest credited	163.0	170.0	201.4	161.1	164.0	0.6%	326.2	325.1	-0.3%
Benefits (1) (4)	35.2	112.9	253.2	169.8	(57.5)	NM	86.6	112.3	29.7%
Underwriting, acquisition, insurance and other expenses	268.2	253.7	548.0	205.9	253.9	-5.3%	519.9	459.8	-11.6%
Total Operating Expenses	466.4	536.6	1,002.6	536.8	360.4	-22.7%	932.7	897.2	-3.8%

Income (loss) from operations before federal income tax expense (benefit)	152.3	138.6	(308.9)	62.6	76.6	-49.7%	308.6	139.2	-54.9%
Federal income tax expense (benefit)	36.1	7.7	(137.2)	(11.3)	11.2	-69.0%	74.6	(0.1)	NM
Income (Loss) from Operations	$116.2	$130.9	$(171.7)	$73.9	$65.4	-43.7%	$234.0	$139.3	-40.5%

Effective Tax Rate	23.7%	5.6%	44.4%	-18.1%	14.6%		24.2%	-0.1%

Average Equity	$3,519.2	$3,646.9	$4,113.7	$4,348.0	$3,716.2		$3,540.4	$4,032.1
Return on Average Equity	13.2%	14.4%	-16.7%	6.8%	7.0%		13.2%	6.9%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	62	72	(118)	52	42	(20)	63	47	(16)

Operating Realized Gain (Loss)(2)
Indexed annuity net derivatives results (4)	$(0.6)	$2.0	$(0.5)	$(0.2)	$0.2	133.3%	$(2.0)	$-	100.0%
GLB (5)	10.3	10.9	11.1	16.3	2.9	-71.8%	16.1	19.2	19.3%
GDB (6)	2.7	39.2	133.4	74.1	(104.9)	NM	8.5	(30.8)	NM
Total Operating Realized Gain (Loss)	$12.4	$52.1	$144.0	$90.2	$(101.8)	NM	$22.6	$(11.6)	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$186.4	$160.9	$132.7	$124.6	$157.2	-15.7%	$352.0	$281.8	-19.9%
General and administrative expenses	79.9	83.1	86.8	72.1	76.2	-4.6%	160.1	148.3	-7.4%
Broker-dealer commissions and general and administrative expenses	85.1	78.5	73.3	64.1	69.2	-18.7%	174.3	133.2	-23.6%
Taxes, licenses and fees	7.7	6.4	5.7	5.7	6.7	-13.0%	18.1	12.4	-31.5%
Total commissions and expenses incurred	359.1	328.9	298.5	266.5	309.3	-13.9%	704.5	575.7	-18.3%
Less: commissions and expenses capitalized	(191.7)	(169.8)	(151.2)	(127.3)	(158.3)	17.4%	(364.5)	(285.5)	21.7%
Amortization of DAC and VOBA, net of interest	100.8	94.6	400.7	66.7	102.9	2.1%	179.9	169.6	-5.7%
Total Underwriting, Acquisition, Insurance and Other Expenses	$268.2	$253.7	$548.0	$205.9	$253.9	-5.3%	$519.9	$459.8	-11.6%

General and Administrative Expenses - Basis Points on
Average Account Values - Annualized (7)	42	46	59	51	49	7	43	50	7

(1) Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2) Included in income (loss) from operations.
(3) Primarily broker-dealer revenues.
(4) See note (3) on page 6 for details.
(5) See note (4) on page 6 for details.
(6) See note (5) on page 6 for details.
(7) Includes distribution costs.

6/30/2009							PAGE 15
Retirement Solutions - Annuities
Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (millions of dollars)

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
Roll Forward of DAC and VOBA	2008	2008	2008	2009	2009	2008	2009
Balance at beginning-of-period	$2,570.8	$2,855.5	$3,157.9	$2,976.9	$3,056.6	$2,477.0	$2,976.9
Inter-segment transfer	-	-	-	-	-	(6.9)	-
Deferrals	191.7	169.8	151.2	127.3	158.2	364.5	285.5
Amortization, net of interest:
Unlocking	0.4	(32.8)	(424.5)	(62.6)	77.4	(0.2)	14.8
Other amortization	(101.2)	(61.8)	23.8	(4.1)	(180.3)	(179.7)	(184.4)
Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	90.9	75.2	(249.5)	60.6	55.3	184.6	115.9
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(7.3)	(25.4)	(232.7)	(12.2)	21.1	(17.8)	8.9
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	201.1	252.6	301.2	31.3	(434.9)	218.6	(403.6)
Balance at End-of-Period	$2,855.5	$3,157.9	$2,976.9	$3,056.6	$2,698.1	$2,855.5	$2,698.1

Roll Forward of DFEL
Balance at beginning-of-period	$141.6	$151.0	$160.5	$130.3	$134.5	$130.9	$130.3
Deferrals	13.4	13.0	11.4	10.6	12.3	25.3	22.9
Amortization, net of interest:
Unlocking	(0.5)	(1.8)	(36.4)	(7.2)	16.7	0.2	9.5
Other amortization	(3.0)	0.7	10.1	5.4	(13.7)	(5.7)	(8.3)
Deferrals, net of amortization included in expense assessments	9.9	11.9	(14.9)	8.8	15.3	19.8	24.1
Adjustment related to realized gains (losses) on available-for-sale securities and derivatives	(0.5)	(2.4)	(15.3)	(4.4)	(3.3)	0.3	(7.7)
Adjustment related to unrealized gains (losses)on available-for-sale securities and derivatives	-	-	-	(0.2)	-	-	(0.2)
Balance at End-of-Period	$151.0	$160.5	$130.3	$134.5	$146.5	$151.0	$146.5

Roll Forward of DSI
Balance at beginning-of-period	$295.7	$312.1	$326.3	$260.7	$277.2	$278.8	$260.7
Inter-segment transfer	-	-	-	-	-	(1.3)	-
Deferrals	26.1	24.6	18.8	15.7	18.7	51.8	34.4
Amortization, net of interest:
Unlocking	(0.2)	(2.7)	(48.0)	(5.6)	7.4	0.4	1.8
Other amortization	(8.5)	(5.4)	4.5	1.1	(18.7)	(14.7)	(17.6)
Deferrals, net of amortization included in interest credited	17.4	16.5	(24.7)	11.2	7.4	37.5	18.6
Adjustment related to realized (gains) losses on available-for-sale securities	(1.0)	(2.3)	(40.9)	5.2	2.6	(2.9)	7.8
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	-	-	-	0.1	(0.6)	-	(0.5)
Balance at End-of-Period	$312.1	$326.3	$260.7	$277.2	$286.6	$312.1	$286.6

6/30/2009								PAGE 16
Retirement Solutions - Annuities
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Fixed Annuities
Balance at beginning-of-period	$17.701	$17.799	$17.689	$17.655	$17.854	0.9%	$17.822	$17.655	-0.9%
Gross deposits	1.371	1.276	1.233	1.363	1.778	29.7%	2.531	3.141	24.1%
Withdrawals and deaths	(0.618)	(0.787)	(0.836)	(0.767)	(0.642)	-3.9%	(1.204)	(1.409)	-17.0%
Net flows	0.753	0.489	0.397	0.596	1.136	50.9%	1.327	1.732	30.5%
Transfers to variable annuities	(0.797)	(0.742)	(0.581)	(0.558)	(0.582)	27.0%	(1.477)	(1.140)	22.8%
Inter-segment transfer	-	-	-	-	-	NM	(0.089)	-	100.0%
Interest credited	0.116	0.119	0.132	0.145	0.169	45.7%	0.164	0.314	91.5%
Sales inducements deferred	0.026	0.024	0.018	0.016	0.019	-26.9%	0.052	0.035	-32.7%
Balance at End-of-Period (Gross)	17.799	17.689	17.655	17.854	18.596	4.5%	17.799	18.596	4.5%
Reinsurance ceded	(1.255)	(1.196)	(1.125)	(1.094)	(1.065)	15.1%	(1.255)	(1.065)	15.1%
Balance at End-of-Period (Net of Ceded) (1)	$16.544	$16.493	$16.530	$16.760	$17.531	6.0%	$16.544	$17.531	6.0%

Variable Annuities
Balance at beginning-of-period	$54.966	$55.854	$49.982	$40.925	$39.301	-28.5%	$58.643	$40.925	-30.2%
Gross deposits	2.065	1.672	1.087	0.834	0.857	-58.5%	3.931	1.691	-57.0%
Withdrawals and deaths	(1.229)	(1.217)	(1.108)	(1.000)	(0.950)	22.7%	(2.488)	(1.950)	21.6%
Net flows	0.836	0.455	(0.021)	(0.166)	(0.093)	NM	1.443	(0.259)	NM
Transfers from fixed annuities	0.797	0.742	0.579	0.558	0.582	-27.0%	1.476	1.140	-22.8%
Inter-segment transfer	-	-	-	-	-	NM	(0.206)	-	100.0%
Investment increase and change in market value	(0.745)	(7.069)	(9.615)	(2.016)	5.733	NM	(5.502)	3.717	167.6%
Balance at End-of-Period (2)	$55.854	$49.982	$40.925	$39.301	$45.523	-18.5%	$55.854	$45.523	-18.5%

Total Annuities
Balance at beginning-of-period	$72.667	$73.653	$67.671	$58.580	$57.155	-21.3%	$76.465	$58.580	-23.4%
Gross deposits	3.436	2.948	2.320	2.197	2.635	-23.3%	6.462	4.832	-25.2%
Withdrawals and deaths	(1.847)	(2.004)	(1.944)	(1.767)	(1.592)	13.8%	(3.692)	(3.359)	9.0%
Net flows	1.589	0.944	0.376	0.430	1.043	-34.4%	2.770	1.473	-46.8%
Transfers between fixed and variable accounts	-	-	(0.002)	-	-	NM	(0.001)	-	100.0%
Inter-segment transfer	-	-	-	-	-	NM	(0.295)	-	100.0%
Interest credited and change in market value	(0.629)	(6.950)	(9.483)	(1.871)	5.902	NM	(5.338)	4.031	175.5%
Sales inducements deferred	0.026	0.024	0.018	0.016	0.019	-26.9%	0.052	0.035	-32.7%
Balance at End-of-Period (Gross)	73.653	67.671	58.580	57.155	64.119	-12.9%	73.653	64.119	-12.9%
Reinsurance ceded	(1.255)	(1.196)	(1.125)	(1.094)	(1.065)	15.1%	(1.255)	(1.065)	15.1%
Balance at End-of-Period (Net of Ceded)	$72.398	$66.475	$57.455	$56.061	$63.054	-12.9%	$72.398	$63.054	-12.9%

Variable Annuities Under Agreement - Included Above	$0.120	$0.099	$0.076	$0.069	$0.076	-36.7%	$0.120	$0.076	-36.7%

Incremental Deposits: (3)
Fixed annuities	$1.365	$1.265	$1.225	$1.359	$1.773	29.9%	$2.521	$3.132	24.2%
Variable annuities	2.043	1.651	1.076	0.822	0.848	-58.5%	3.881	1.670	-57.0%
Total Incremental Deposits	$3.408	$2.916	$2.301	$2.181	$2.621	-23.1%	$6.402	$4.802	-25.0%

(1) Includes the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2009									PAGE 17
Retirement Solutions - Annuities
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.137	$0.164	$0.142	$0.236	$0.249	81.8%	$0.223	$0.485	117.5%
Withdrawals and deaths	(0.406)	(0.549)	(0.504)	(0.398)	(0.321)	20.9%	(0.784)	(0.719)	8.3%
Net flows	$(0.269)	$(0.385)	$(0.362)	$(0.162)	$(0.072)	73.2%	$(0.561)	$(0.234)	58.3%

Gross fixed contract account values	$9.595	$9.305	$9.035	$8.959	$8.981	-6.4%	$9.595	$8.981	-6.4%
Reinsurance ceded	(1.255)	(1.196)	(1.125)	(1.094)	(1.065)	15.1%	(1.255)	(1.065)	15.1%
Net fixed contract account values	$8.340	$8.109	$7.910	$7.865	$7.916	-5.1%	$8.340	$7.916	-5.1%

Indexed Annuities
Deposits	$0.356	$0.215	$0.289	$0.367	$0.651	82.9%	$0.574	$1.018	77.4%
Withdrawals and deaths	(0.102)	(0.114)	(0.142)	(0.214)	(0.187)	-83.3%	(0.186)	(0.401)	NM
Net flows	$0.254	$0.101	$0.147	$0.153	$0.464	82.7%	$0.388	$0.617	59.0%

Indexed Annuity Account Values	$4.726	$4.836	$5.003	$5.195	$5.716	20.9%	$4.726	$5.716	20.9%

Fixed Portion of Variable Contracts
Deposits	$0.879	$0.896	$0.802	$0.760	$0.878	-0.1%	$1.735	$1.638	-5.6%
Withdrawals and deaths	(0.110)	(0.124)	(0.191)	(0.156)	(0.134)	-21.8%	(0.234)	(0.290)	-23.9%
Net flows	$0.769	$0.772	$0.611	$0.604	$0.744	-3.3%	$1.501	$1.348	-10.2%

Fixed Portion of Variable Contract Account Values	$3.478	$3.547	$3.617	$3.699	$3.899	12.1%	$3.478	$3.899	12.1%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$2.944	$2.568	$1.890	$1.594	$1.735	-41.1%	$5.665	$3.329	-41.2%
Withdrawals and deaths	(1.339)	(1.340)	(1.300)	(1.156)	(1.084)	19.0%	(2.722)	(2.240)	17.7%
Net flows	$1.605	$1.228	$0.590	$0.438	$0.651	-59.4%	$2.943	$1.089	-63.0%

Variable Contract Account Values	$59.333	$53.530	$44.542	$43.000	$49.422	-16.7%	$59.333	$49.422	-16.7%

Average Daily Variable Annuity Separate Account Values	$57.763	$54.717	$40.743	$39.035	$43.828	-24.1%	$56.541	$41.445	-26.7%

						Change			Change
Interest Rate Spread (1)						(Basis Point)			(Basis Point)

Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (2)	5.88%	5.82%	5.65%	5.28%	5.44%	(44)	5.86%	5.36%	(50)
Commercial mortgage loan prepayment and bond make whole premiums	0.00%	0.02%	0.02%	0.00%	0.01%	1	0.02%	0.01%	(1)
Alternative investments	-0.01%	0.00%	-0.04%	-0.01%	0.00%	1	-0.01%	-0.01%	-
Net investment income yield on reserves	5.87%	5.84%	5.63%	5.27%	5.45%	(42)	5.87%	5.36%	(51)
Interest rate credited to contract holders	3.73%	3.95%	3.87%	3.84%	3.63%	(10)	3.77%	3.73%	(4)
Interest rate spread	2.14%	1.89%	1.76%	1.43%	1.82%	(32)	2.10%	1.63%	(47)

Variable Annuity Expense Assessments (in millions) (3)	$287.0	$276.0	$244.7	$212.9	$232.5	-19.0%	$558.4	$445.4	-20.2%

GLB Expense Assessments (in millions) (4)	$42.7	$45.5	$46.2	$47.9	$50.6	18.5%	$82.3	$98.5	19.7%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income (loss) from operations (5)	$17.0	$17.9	$18.3	$16.2	$16.9	-0.6%	$32.8	$33.1	0.9%
Attributed fee excluded from operating revenues and income (loss) from operations (6)	22.5	24.8	25.7	25.5	30.6	36.0%	42.1	56.1	33.3%
Total Attributed Fees on GLB	$39.5	$42.7	$44.0	$41.7	$47.5	20.3%	$74.9	$89.2	19.1%

GLB Account Values by Type (7)
Guaranteed withdrawal benefits (8)	$17.435	$16.613	$14.785	$14.910	$17.973	3.1%	$17.435	$17.973	3.1%
Guaranteed income benefits (9)	8.550	7.899	6.780	6.623	7.708	-9.8%	8.550	7.708	-9.8%
Total GLB Account Values	$25.985	$24.512	$21.566	$21.533	$25.680	-1.2%	$25.985	$25.680	-1.2%

(1)   For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)  Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.  The increased cash and short-term investment balances for the three months ended March 2009 and June 2009, and the six months ended June 2009 reduced our yields by approximately 40 bps, 33 bps, and 37 bps, respectively.

(3) Comprised of the variable annuity expense assessments included in the expense assessments line item on page 14 and the amounts presented in the components of attributed fees on GLB, as described in footnotes 5 and 6 and disclosed above.

(4) Comprised of the GLB expense assessments included in the expense assessments line item on page 14 and the amounts presented in the components of attributed fees on GLB, as described in footnotes 5 and 6 and disclosed above.

(5) Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments.  See note (4) on page 6 for further discussion.

(6) Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (8) on page 6 for further discussion.
(7) As of March 31, 2009, we modified our presentation of these period end balances to reflect the amounts net of reinsurance and adjusted all prior periods accordingly.
(8)  Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(9)  For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.  This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

6/30/2009									PAGE 18
Retirement Solutions - Defined Contribution
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Surrender charges	$1.5	$1.3	$1.5	$1.0	$1.3	-13.3%	$3.4	$2.3	-32.4%
Expense assessments	59.3	54.6	42.7	39.6	43.4	-26.8%	118.6	83.0	-30.0%
Net investment income	174.8	180.9	167.6	175.5	175.6	0.5%	346.5	351.1	1.3%
Operating realized gain (loss) (1)	-	0.2	3.5	6.6	(8.4)	NM	0.1	(1.8)	NM
Other revenues and fees	3.8	3.8	2.6	2.4	3.1	-18.4%	8.5	5.5	-35.3%
Total Operating Revenues	239.4	240.8	217.9	225.1	215.0	-10.2%	477.1	440.1	-7.8%

Operating Expenses
Interest credited	107.0	106.8	109.8	111.5	112.0	4.7%	212.9	223.5	5.0%
Benefits	0.1	0.2	13.5	6.4	(11.6)	NM	0.1	(5.2)	NM
Underwriting, acquisition, insurance and other expenses	75.4	76.8	111.9	70.8	76.3	1.2%	151.7	147.1	-3.0%
Total Operating Expenses	182.5	183.8	235.2	188.7	176.7	-3.2%	364.7	365.4	0.2%

Income (loss) from operations before federal income tax expense (benefit)	56.9	57.0	(17.3)	36.4	38.3	-32.7%	112.4	74.7	-33.5%
Federal income tax expense (benefit)	15.7	14.7	(16.2)	6.6	10.6	-32.5%	30.8	17.2	-44.2%
Income (Loss) from Operations	$41.2	$42.3	$(1.1)	$29.8	$27.7	-32.8%	$81.6	$57.5	-29.5%

Effective Tax Rate	27.6%	25.8%	93.6%	18.1%	27.7%		27.4%	23.0%

Average Equity	$933.7	$961.9	$952.2	$983.3	$1,031.5		$920.0	$1,007.4
Return on Average Equity	17.7%	17.6%	(0.5%)	12.1%	10.7%		17.7%	11.4%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	46	49	(1)	42	37	(9)	46	39	(7)

Operating Realized Gain (Loss) (1)
GLB (2)	$-	$0.1	$0.1	$0.1	$-	NM	$0.1	$0.1	0.0%
GDB (3)	-	0.1	3.4	6.5	(8.4)	NM	-	(1.9)	NM
Total Operating Realized Gain (Loss)	$-	$0.2	$3.5	$6.6	$(8.4)	NM	$0.1	$(1.8)	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$19.4	$17.2	$16.0	$14.0	$15.5	-20.1%	$39.1	$29.5	-24.6%
General and administrative expenses	52.0	52.7	63.3	53.6	53.7	3.3%	103.9	107.3	3.3%
Taxes, licenses and fees	3.0	3.1	2.8	3.6	3.0	0.0%	7.4	6.6	-10.8%
Total commissions and expenses incurred	74.4	73.0	82.1	71.2	72.2	-3.0%	150.4	143.4	-4.7%
Less: commissions and expenses capitalized	(22.2)	(19.7)	(28.2)	(18.3)	(17.0)	23.4%	(45.8)	(35.3)	22.9%
Amortization of DAC and VOBA, net of interest	23.2	23.5	58.0	17.9	21.1	-9.1%	47.1	39.0	-17.2%
Total Underwriting, Acquisition, Insurance and Other Expenses	$75.4	$76.8	$111.9	$70.8	$76.3	1.2%	$151.7	$147.1	-3.0%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (4)	59	61	86	76	71	12	59	73	14

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$564.2	$629.7	$744.8	$883.3	$918.2	$513.8	$883.3
Inter-segment transfer	-	-	-	-	-	6.9	-
Deferrals	22.2	19.7	28.2	18.3	17.0	45.8	35.3
Amortization, net of interest:
Unlocking	0.1	(2.8)	(48.6)	(4.1)	2.7	(2.4)	(1.4)
Other amortization	(23.3)	(20.7)	(9.4)	(13.8)	(23.8)	(44.7)	(37.6)
Deferrals, net of amortization included in underwriting,
acquisition, insurance and other expenses	(1.0)	(3.8)	(29.8)	0.4	(4.1)	(1.3)	(3.7)
Adjustment related to realized (gains) losses
on available-for-sale securities	1.0	4.6	5.6	2.5	6.0	1.6	8.5
Adjustment related to unrealized (gains) losses
on available-for-sale securities	65.5	114.3	162.7	32.0	(157.4)	108.7	(125.4)
Balance at End-of-Period	$629.7	$744.8	$883.3	$918.2	$762.7	$629.7	$762.7

Roll Forward of DSI
Balance at beginning-of-period	$1.9	$2.0	$2.0	$2.0	$2.2	$0.4	$2.0
Inter-segment transfer	-	-	-	-	-	1.3	-
Deferrals	0.2	-	0.2	0.2	0.4	0.4	0.6
Amortization, net of interest:
Unlocking	-	-	(0.2)	(0.1)	0.1	-	-
Other amortization	(0.1)	(0.1)	0.1	0.1	(0.2)	(0.1)	(0.1)
Deferrals, net of amortization included in
interest credited	0.1	(0.1)	0.1	0.2	0.3	0.3	0.5
Adjustment related to realized (gains) losses
on available-for-sale securities	-	0.1	(0.1)	-	-	-	-
Balance at End-of-Period	$2.0	$2.0	$2.0	$2.2	$2.5	$2.0	$2.5

(1) Included in income (loss) from operations.
(2) See note (4) on page 6 for details.
(3) See note (5) on page 6 for details.
(4) Includes distribution costs.

6/30/2009								PAGE 19
Retirement Solutions - Defined Contribution
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Fixed Annuities
Balance at beginning-of-period	$11.217	$11.294	$11.418	$11.638	$11.924	6.3%	$10.889	$11.638	6.9%
Gross deposits	0.280	0.290	0.279	0.416	0.429	53.2%	0.612	0.845	38.1%
Withdrawals and deaths	(0.380)	(0.411)	(0.387)	(0.388)	(0.354)	6.8%	(0.750)	(0.742)	1.1%
Net flows	(0.100)	(0.121)	(0.108)	0.028	0.075	175.0%	(0.138)	0.103	174.6%
Transfers from variable annuities	0.073	0.136	0.214	0.148	(0.036)	NM	0.245	0.112	-54.3%
Inter-segment transfer	-	-	-	-	-	NM	0.089	-	-100.0%
Interest credited	0.104	0.109	0.114	0.110	0.107	2.9%	0.209	0.217	3.8%
Balance at End-of-Period (1)	$11.294	$11.418	$11.638	$11.924	$12.070	6.9%	$11.294	$12.070	6.9%

Variable Annuities
Balance at beginning-of-period	$16.292	$16.195	$13.480	$10.588	$9.721	-40.3%	$17.876	$10.588	-40.8%
Gross deposits	0.561	0.532	0.403	0.425	0.375	-33.2%	1.235	0.800	-35.2%
Withdrawals and deaths	(0.646)	(0.723)	(0.506)	(0.419)	(0.423)	34.5%	(1.479)	(0.842)	43.1%
Net flows	(0.085)	(0.191)	(0.103)	0.006	(0.048)	43.5%	(0.244)	(0.042)	82.8%
Transfers to fixed annuities	(0.058)	(0.117)	(0.143)	(0.166)	(0.019)	67.2%	(0.201)	(0.185)	8.0%
Inter-product transfer (2)	-	(0.553)	-	-	-	NM	-	-	NM
Inter-segment transfer	-	-	-	-	-	NM	0.206	-	-100.0%
Investment increase and change in market value	0.046	(1.854)	(2.646)	(0.707)	1.448	NM	(1.442)	0.741	151.4%
Balance at End-of-Period (3)	$16.195	$13.480	$10.588	$9.721	$11.102	-31.4%	$16.195	$11.102	-31.4%

Total Annuities
Balance at beginning-of-period	$27.509	$27.489	$24.898	$22.226	$21.645	-21.3%	$28.765	$22.226	-22.7%
Gross deposits	0.841	0.822	0.682	0.841	0.804	-4.4%	1.847	1.645	-10.9%
Withdrawals and deaths	(1.026)	(1.134)	(0.893)	(0.807)	(0.777)	24.3%	(2.229)	(1.584)	28.9%
Net flows	(0.185)	(0.312)	(0.211)	0.034	0.027	114.6%	(0.382)	0.061	116.0%
Transfers between fixed and variable accounts	0.015	0.019	0.071	(0.018)	(0.055)	NM	0.044	(0.073)	NM
Inter-product transfer (2)	-	(0.553)	-	-	-	NM	-	-	NM
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Interest credited and change in market value	0.150	(1.745)	(2.532)	(0.597)	1.555	NM	(1.233)	0.958	177.7%
Balance at End-of-Period	$27.489	$24.898	$22.226	$21.645	$23.172	-15.7%	$27.489	$23.172	-15.7%

Alliance and Smart Future Mutual Funds
Balance at beginning-of-period	$7.255	$7.553	$7.675	$6.652	$6.848	-5.6%	$7.293	$6.652	-8.8%
Plan/participant rollovers	0.285	0.215	0.249	0.338	0.071	-75.1%	0.506	0.409	-19.2%
Additional contributions	0.295	0.297	0.310	0.396	0.363	23.1%	0.619	0.759	22.6%
Gross deposits	0.580	0.512	0.559	0.734	0.434	-25.2%	1.125	1.168	3.8%
Withdrawals and deaths	(0.158)	(0.107)	(0.177)	(0.109)	(0.132)	16.5%	(0.226)	(0.241)	-6.6%
Net flows	0.422	0.405	0.382	0.625	0.302	-28.4%	0.899	0.927	3.1%
Transfers	(0.026)	(0.024)	(0.079)	-	(0.008)	69.2%	(0.096)	(0.008)	91.7%
Inter-product transfer (2)	-	0.553	-	-	-	NM	-	-	NM
Interest credited and change in market value	(0.098)	(0.812)	(1.326)	(0.429)	1.013	NM	(0.543)	0.584	207.6%
Balance at End-of-Period (4)	$7.553	$7.675	$6.652	$6.848	$8.155	8.0%	$7.553	$8.155	8.0%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$34.764	$35.042	$32.573	$28.878	$28.493	-18.0%	$36.058	$28.878	-19.9%
Gross deposits	1.421	1.334	1.241	1.575	1.238	-12.9%	2.972	2.813	-5.3%
Withdrawals and deaths	(1.184)	(1.241)	(1.070)	(0.916)	(0.909)	23.2%	(2.455)	(1.825)	25.7%
Net flows	0.237	0.093	0.171	0.659	0.329	38.8%	0.517	0.988	91.1%
Transfers	(0.011)	(0.005)	(0.008)	(0.018)	(0.063)	NM	(0.052)	(0.081)	-55.8%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Interest credited and change in market value	0.052	(2.557)	(3.858)	(1.026)	2.568	NM	(1.776)	1.542	186.8%
Balance at End-of-Period	$35.042	$32.573	$28.878	$28.493	$31.327	-10.6%	$35.042	$31.327	-10.6%

Variable Annuities Under Agreement - Included Above	$0.014	$0.011	$0.008	$0.007	$0.008	-42.9%	$0.014	$0.008	-42.9%

Incremental Deposits: (5)
Fixed annuities	$0.258	$0.225	$0.361	$0.379	$0.391	51.6%	$0.543	$0.770	41.8%
Variable annuities	0.553	0.524	0.398	0.419	0.371	-32.9%	1.220	0.790	-35.2%
Total annuities incremental deposits	0.811	0.749	0.759	0.798	0.762	-6.0%	1.763	1.560	-11.5%
Total Alliance mutual funds incremental deposits	0.580	0.511	0.560	0.734	0.434	-25.2%	1.125	1.168	3.8%
Total Incremental Deposits	$1.391	$1.260	$1.319	$1.532	$1.196	-14.0%	$2.888	$2.728	-5.5%

(1) Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2) On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $653 million, of which $100 million transferred within fixed annuities and therefore is not depicted on this roll forward.

(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to mutual fund net flows.  Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

(5) Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2009					PAGE 20
Retirement Solutions - Defined Contribution
Account Value Roll Forward - By Product and Supplemental Data
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Total Micro - Small Segment
Balance at beginning-of-period	$7.218	$7.286	$5.790	$4.888	$4.710	-34.7%	$7.798	$4.888	-37.3%
Gross deposits	0.389	0.389	0.255	0.306	0.256	-34.2%	0.887	0.562	-36.6%
Withdrawals and deaths	(0.395)	(0.465)	(0.311)	(0.266)	(0.268)	32.2%	(0.964)	(0.534)	44.6%
Net flows	(0.006)	(0.076)	(0.056)	0.040	(0.012)	-100.0%	(0.077)	0.028	136.4%
Transfers between fixed and variable accounts	-	-	0.004	(0.004)	-	NM	(0.012)	(0.004)	66.7%
Inter-product transfer (1)	-	(0.653)	-	-	-	NM	-	-	NM
Investment increase and change in market value	0.074	(0.767)	(0.850)	(0.214)	0.536	NM	(0.423)	0.322	176.1%
Balance at End-of-Period	$7.286	$5.790	$4.888	$4.710	$5.234	-28.2%	$7.286	$5.234	-28.2%

Total Mid - Large Segment
Balance at beginning-of-period	$9.621	$9.985	$10.310	$9.540	$9.920	3.1%	$9.463	$9.540	0.8%
Gross deposits	0.748	0.687	0.729	1.026	0.757	1.2%	1.516	1.783	17.6%
Withdrawals and deaths	(0.299)	(0.222)	(0.191)	(0.233)	(0.234)	21.7%	(0.458)	(0.467)	-2.0%
Net flows	0.449	0.465	0.538	0.793	0.523	16.5%	1.058	1.316	24.4%
Transfers between fixed and variable accounts	(0.011)	(0.004)	(0.011)	(0.013)	(0.063)	NM	(0.039)	(0.076)	-94.9%
Inter-product transfer (1)	-	0.653	-	-	-	NM	-	-	NM
Investment increase and change in market value	(0.074)	(0.789)	(1.297)	(0.400)	1.045	NM	(0.497)	0.645	229.8%
Balance at End-of-Period	$9.985	$10.310	$9.540	$9.920	$11.425	14.4%	$9.985	$11.425	14.4%

Total Multi-Fund® and Other Variable Annuities
Balance at beginning-of-period	$17.925	$17.771	$16.473	$14.450	$13.863	-22.7%	$18.797	$14.450	-23.1%
Gross deposits	0.284	0.258	0.257	0.243	0.225	-20.8%	0.569	0.468	-17.8%
Withdrawals and deaths	(0.490)	(0.554)	(0.568)	(0.417)	(0.407)	16.9%	(1.033)	(0.824)	20.2%
Net flows	(0.206)	(0.296)	(0.311)	(0.174)	(0.182)	11.7%	(0.464)	(0.356)	23.3%
Transfers between fixed and variable accounts	(0.000)	(0.001)	(0.001)	(0.001)	-	NM	(0.001)	(0.001)	0.0%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Investment increase and change in market value	0.052	(1.001)	(1.711)	(0.412)	0.987	NM	(0.856)	0.575	167.2%
Balance at End-of-Period	$17.771	$16.473	$14.450	$13.863	$14.668	-17.5%	$17.771	$14.668	-17.5%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$34.764	$35.042	$32.573	$28.878	$28.493	-18.0%	$36.058	$28.878	-19.9%
Gross deposits	1.421	1.334	1.241	1.575	1.238	-12.9%	2.972	2.813	-5.3%
Withdrawals and deaths	(1.184)	(1.241)	(1.070)	(0.916)	(0.909)	23.2%	(2.455)	(1.825)	25.7%
Net flows	0.237	0.093	0.171	0.659	0.329	38.8%	0.517	0.988	91.1%
Transfers between fixed and variable accounts	(0.011)	(0.005)	(0.008)	(0.018)	(0.063)	NM	(0.052)	(0.081)	-55.8%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Investment increase and change in market value	0.052	(2.557)	(3.858)	(1.026)	2.568	NM	(1.776)	1.542	186.8%
Balance at End-of-Period (2)	$35.042	$32.573	$28.878	$28.493	$31.327	-10.6%	$35.042	$31.327	-10.6%

Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.187	$0.196	$0.189	$0.317	$0.341	82.4%	$0.427	$0.658	54.1%
Withdrawals and deaths	(0.198)	(0.183)	(0.016)	(0.187)	(0.155)	21.7%	(0.358)	(0.342)	4.5%
Net flows	$(0.011)	$0.013	$0.173	$0.130	$0.186	NM	$0.069	$0.316	NM

Fixed Contract Account Values	$5.221	$5.304	$5.601	$5.774	$5.879	12.6%	$5.221	$5.879	12.6%

Fixed Portion of Variable Contracts
Deposits	$0.092	$0.094	$0.090	$0.099	$0.088	-4.3%	$0.185	$0.187	1.1%
Withdrawals and deaths	(0.182)	(0.228)	(0.371)	(0.202)	(0.199)	-9.3%	(0.392)	(0.401)	-2.3%
Net flows	$(0.090)	$(0.134)	$(0.281)	$(0.103)	$(0.111)	-23.3%	$(0.207)	$(0.214)	-3.4%

Fixed Portion of Variable Contract Account Values	$6.073	$6.114	$6.037	$6.150	$6.191	1.9%	$6.073	$6.191	1.9%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$0.653	$0.626	$0.493	$0.523	$0.463	-29.1%	$1.420	$0.986	-30.6%
Withdrawals and deaths	(0.828)	(0.951)	(0.877)	(0.621)	(0.622)	24.9%	(1.870)	(1.243)	33.5%
Net flows	$(0.175)	$(0.325)	$(0.384)	$(0.098)	$(0.159)	9.1%	$(0.450)	$(0.257)	42.9%

Variable Contract Account Values	$22.268	$19.594	$16.625	$15.871	$17.293	-22.3%	$22.268	$17.293	-22.3%

Average Daily Variable Annuity Separate Account Values	$16.892	$15.582	$10.666	$9.846	$10.768	-36.3%	$16.766	$10.309	-38.5%

						Change			Change
Interest Rate Spread (3)						(Basis Point)			(Basis Point)

Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (4)	5.89%	5.94%	5.84%	5.70%	5.79%	(10)	5.90%	5.74%	(16)
Commercial mortgage loan prepayment and bond make whole premiums	0.05%	0.17%	0.00%	0.00%	0.01%	(4)	0.04%	0.01%	(3)
Alternative investments	-0.03%	-0.01%	-0.14%	-0.01%	-0.02%	1	-0.03%	-0.01%	2
Net investment income yield on reserves	5.91%	6.10%	5.70%	5.69%	5.78%	(13)	5.91%	5.74%	(17)
Interest rate credited to contract holders	3.80%	3.77%	3.79%	3.78%	3.73%	(7)	3.80%	3.76%	(4)
Interest rate spread	2.11%	2.33%	1.91%	1.91%	2.05%	(6)	2.11%	1.98%	(13)

(1) On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $653 million.
(2) Includes mutual fund account values.  Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

(3)  For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.  The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

(4)  Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.  The  increased cash and short-term investment balances for the three months ended March 2009 and June 2009, and the six months ended June 2009 reduced our yields by approximately 16 bps, 18 bps, and 17 bps, respectively.

6/30/2009									PAGE 21
Insurance Solutions - Life Insurance
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums	$89.5	$90.9	$93.6	$90.5	$93.3	4.2%	$175.9	$183.8	4.5%
Surrender charges	16.7	18.0	18.1	21.6	26.7	59.9%	34.0	48.3	42.1%
Mortality assessments	327.9	331.8	339.1	344.1	320.0	-2.4%	649.6	664.1	2.2%
Expense assessments	129.6	101.4	137.6	116.5	103.0	-20.5%	250.9	219.5	-12.5%
Net investment income	519.2	522.4	446.9	497.7	453.3	-12.7%	1,018.4	951.0	-6.6%
Amortization of deferred loss on business sold throughreinsurance	-	-	-	-	(0.7)	0.0%	-	(0.7)	NM
Other revenues and fees	5.0	9.3	7.5	5.8	6.6	32.0%	13.7	12.4	-9.5%
Total Operating Revenues	1,087.9	1,073.8	1,042.8	1,076.2	1,002.2	-7.9%	2,142.5	2,078.4	-3.0%

Operating Expenses
Interest credited	300.6	304.7	300.7	302.8	290.8	-3.3%	597.3	593.6	-0.6%
Benefits	306.0	399.9	365.9	355.7	323.0	5.6%	606.0	678.7	12.0%
Underwriting, acquisition, insurance and other expenses	234.0	167.4	255.7	224.0	191.7	-18.1%	453.5	415.7	-8.3%
Total Operating Expenses	840.6	872.0	922.3	882.5	805.5	-4.2%	1,656.8	1,688.0	1.9%

Income from operations before federal income tax expense	247.3	201.8	120.5	193.7	196.7	-20.5%	485.7	390.4	-19.6%
Federal income tax expense	83.7	64.5	38.0	51.5	63.8	-23.8%	164.8	115.3	-30.0%
Income from Operations	$163.6	$137.3	$82.5	$142.2	$132.9	-18.8%	$320.9	$275.1	-14.3%

Effective Tax Rate	33.8%	32.0%	31.5%	26.6%	32.4%		33.9%	29.5%

Average Equity	$8,095.3	$8,164.2	$8,263.8	$8,235.3	$7,980.9		$8,118.9	$8,108.1
Return on Average Equity	8.1%	6.7%	4.0%	6.9%	6.7%		7.9%	6.8%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$180.5	$209.1	$210.5	$176.9	$141.9	-21.4%	$375.1	$318.8	-15.0%
General and administrative expenses	100.8	101.8	116.0	110.2	109.5	8.6%	206.2	219.7	6.5%
Taxes, licenses and fees	26.6	36.3	25.0	33.3	22.9	-13.9%	58.3	56.2	-3.6%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	2.0	2.0	0.0%
Total commissions and expenses incurred	308.9	348.2	352.5	321.4	275.3	-10.9%	641.6	596.7	-7.0%
Less: commissions and expenses capitalized	(237.2)	(260.7)	(272.5)	(224.5)	(197.5)	16.7%	(483.0)	(422.0)	12.6%
Amortization of DAC and VOBA, net of interest	162.3	79.9	175.7	127.1	113.9	-29.8%	294.9	241.0	-18.3%
Total Underwriting, Acquisition, Insurance and Other Expenses	$234.0	$167.4	$255.7	$224.0	$191.7	-18.1%	$453.5	$415.7	-8.3%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	124	126	145	139	144	20	127	137	10

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$5,968.1	$6,235.0	$6,947.8	$7,383.5	$7,265.0		$5,691.7	$7,383.5
Business sold through reinsurance	-	-	-	(292.9)	-		-	(292.9)
Deferrals	237.2	260.7	272.5	224.5	197.5		483.0	422.0
Amortization, net of interest:
Unlocking	(17.7)	55.2	(84.0)	(12.6)	(5.5)		(26.8)	(18.1)
Other amortization	(144.6)	(135.1)	(91.7)	(114.5)	(108.4)		(268.1)	(222.9)
Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	74.9	180.8	96.8	97.4	83.6		188.1	181.0
Adjustment related to realized losses on available-for-sale securities and derivatives	9.3	54.2	76.3	20.0	41.1		16.6	61.1
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	182.7	477.8	262.6	57.0	(558.8)		338.6	(501.8)
Balance at End-of-Period	$6,235.0	$6,947.8	$7,383.5	$7,265.0	$6,830.9		$6,235.0	$6,830.9

Roll Forward of DFEL
Balance at beginning-of-period	$722.2	$763.4	$840.2	$888.7	$941.4		$672.5	$888.7
Business sold through reinsurance	-	-	-	(11.0)	-		-	(11.0)
Deferrals	90.1	96.6	102.6	96.9	100.3		179.4	197.2
Amortization, net of interest:
Unlocking	(11.1)	16.5	(24.0)	(2.9)	(0.7)		(14.5)	(3.6)
Other amortization	(37.8)	(36.3)	(30.1)	(32.1)	(29.6)		(74.0)	(61.7)
Deferrals, net of amortization included in expense assessments	41.2	76.8	48.5	61.9	70.0		90.9	131.9
Adjustment related to realized losses on available-for-sale securities and derivatives	-	-	-	0.9	2.4		-	3.3
Adjustment related to unrealized gains (losses) on available-for-sale securities and derivatives	-	-	-	0.9	0.2		-	1.1
Balance at End-of-Period	$763.4	$840.2	$888.7	$941.4	$1,014.0		$763.4	$1,014.0

6/30/2009									PAGE 22
Insurance Solutions - Life Insurance
Operational Data and Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$123.7	$144.7	$142.7	$102.7	$84.9	-31.4%	$237.4	$187.6	-21.0%
MoneyGuard®	12.4	13.7	12.8	11.0	14.3	15.3%	23.4	25.3	8.1%
Total	136.1	158.4	155.5	113.7	99.2	-27.1%	260.8	212.9	-18.4%
VUL	11.4	12.3	14.6	9.0	7.1	-37.7%	27.0	16.1	-40.4%
COLI and BOLI (1)	12.8	12.7	30.7	11.7	4.7	-63.3%	41.1	16.4	-60.1%
Term/Whole Life	5.4	6.9	10.6	10.8	12.7	135.2%	10.5	23.5	123.8%
Total	$165.7	$190.3	$211.4	$145.2	$123.7	-25.3%	$339.4	$268.9	-20.8%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$254.3	$270.4	$287.4	$230.5	$216.2	-15.0%	$499.7	$446.7	-10.6%
MoneyGuard®	82.5	91.6	85.1	73.1	94.9	15.0%	156.1	168.0	7.6%
Total	336.8	362.0	372.5	303.6	311.1	-7.6%	655.8	614.7	-6.3%
VUL	28.8	31.1	34.2	25.2	20.1	-30.2%	65.8	45.3	-31.2%
COLI and BOLI (1)	26.0	30.3	82.2	52.0	16.1	-38.1%	83.9	68.1	-18.8%
Term/Whole Life	16.2	20.2	29.5	18.8	23.0	42.0%	30.2	41.8	38.4%
Total	$407.8	$443.6	$518.4	$399.6	$370.3	-9.2%	$835.7	$769.9	-7.9%

Life Insurance In Force
UL and other	$303.607	$306.293	$310.198	$288.826	$288.632	-4.9%	$303.607	$288.632	-4.9%
Term insurance	234.109	233.671	235.023	236.408	238.901	2.0%	234.109	238.901	2.0%
Total	$537.716	$539.964	$545.221	$525.234	$527.533	-1.9%	$537.716	$527.533	-1.9%

Interest-Sensitive Life
Balance at beginning-of-period	$26.726	$26.980	$27.227	$27.502	$27.617	3.3%	$26.518	$27.502	3.7%
Deposits	0.846	0.875	0.951	0.815	0.840	-0.7%	1.739	1.655	-4.8%
Withdrawals and deaths	(0.277)	(0.306)	(0.325)	(0.358)	(0.391)	-41.2%	(0.675)	(0.749)	-11.0%
Net flows	0.569	0.569	0.626	0.457	0.449	-21.1%	1.064	0.906	-14.8%
Contract holder assessments	(0.601)	(0.613)	(0.639)	(0.631)	(0.645)	-7.3%	(1.169)	(1.276)	-9.2%
Interest credited	0.286	0.291	0.288	0.289	0.288	0.7%	0.567	0.577	1.8%
Balance at End-of-Period (Gross) (2)	26.980	27.227	27.502	27.617	27.709	2.7%	26.980	27.709	2.7%
Reinsurance ceded	-	-	-	(0.938)	(0.930)	NM	-	(0.930)	NM
Balance at End-of-Period (Net of Ceded) (2)	$26.980	$27.227	$27.502	$26.679	$26.779	-0.7%	$26.980	$26.779	-0.7%

VUL
Balance at beginning-of-period	$5.615	$5.623	$5.056	$4.251	$3.992	-28.9%	$6.040	$4.251	-29.6%
Deposits	0.216	0.207	0.266	0.243	0.180	-16.7%	0.455	0.423	-7.0%
Withdrawals and deaths	(0.108)	(0.086)	(0.088)	(0.143)	(0.089)	17.6%	(0.192)	(0.232)	-20.8%
Net flows	0.108	0.121	0.178	0.100	0.091	-15.7%	0.263	0.191	-27.4%
Contract holder assessments	(0.091)	(0.092)	(0.092)	(0.094)	(0.088)	3.3%	(0.185)	(0.182)	1.6%
Investment income and change in market value	(0.009)	(0.596)	(0.891)	(0.265)	0.567	NM	(0.495)	0.302	161.0%
Balance at End-of-Period (Gross)	5.623	5.056	4.251	3.992	4.562	-18.9%	5.623	4.562	-18.9%
Reinsurance ceded	-	-	-	(0.640)	(0.719)	NM	-	(0.719)	NM
Balance at End-of-Period (Net of Ceded)	$5.623	$5.056	$4.251	$3.352	$3.843	-31.7%	$5.623	$3.843	-31.7%

Total Life Insurance
Balance at beginning-of-period	$32.341	$32.603	$32.283	$31.753	$31.609	-2.3%	$32.558	$31.753	-2.5%
Deposits	1.062	1.082	1.217	1.058	1.020	-4.0%	2.194	2.078	-5.3%
Withdrawals and deaths	(0.385)	(0.392)	(0.413)	(0.501)	(0.480)	-24.7%	(0.867)	(0.981)	-13.1%
Net flows	0.677	0.690	0.804	0.557	0.540	-20.2%	1.327	1.097	-17.3%
Contract holder assessments	(0.692)	(0.705)	(0.731)	(0.725)	(0.733)	-5.9%	(1.354)	(1.458)	-7.7%
Investment income and change in market value	0.277	(0.305)	(0.603)	0.024	0.855	208.7%	0.072	0.879	NM
Balance at End-of-Period (Gross)	32.603	32.283	31.753	31.609	32.271	-1.0%	32.603	32.271
Reinsurance ceded	-	-	-	(1.578)	(1.649)	NM	-	(1.649)
Balance at End-of-Period (Net of Ceded)	$32.603	$32.283	$31.753	$30.031	$30.622	-6.1%	$32.603	$30.622	-6.1%

Interest Rate Yields and Spread
						Change			Change
Interest-Sensitive Products (3)						(Basis Points)			(Basis Points)
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses (4)	5.89%	5.92%	5.86%	5.83%	6.03%	14	5.94%	5.93%	(1)
Commercial mortgage loan prepayment and bond make whole premiums	0.14%	0.02%	0.01%	0.00%	0.06%	(8)	0.09%	0.03%	(6)
Alternative investments	0.21%	0.31%	-0.65%	-0.06%	-0.71%	(92)	0.11%	-0.38%	(49)
Net investment income yield on reserves	6.24%	6.25%	5.22%	5.77%	5.38%	(86)	6.14%	5.58%	(56)
Interest rate credited to contract holders	4.36%	4.35%	4.25%	4.25%	4.20%	(16)	4.36%	4.22%	(14)
Interest rate spread	1.88%	1.90%	0.97%	1.52%	1.18%	(70)	1.78%	1.36%	(42)

Traditional Products (5)
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses	6.23%	6.06%	6.10%	6.00%	5.96%	(27)	6.17%	5.98%	(19)
Commercial mortgage loan prepayment and bond make whole premiums	0.00%	0.00%	0.00%	0.01%	0.01%	1	0.06%	0.01%	(5)
Alternative investments	-0.02%	-0.01%	-0.08%	-0.01%	-0.01%	1	-0.02%	-0.01%	1
Net investment income yield on reserves	6.21%	6.05%	6.02%	6.00%	5.96%	(25)	6.21%	5.98%	(23)

(1) COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2) Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.
(3)  For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(4)  Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.  The increased cash and short-term investment balances for the three months ended March 2009 and the six months ended June 2009 reduced our yields by approximately 11 bps and 6 bps, respectively.  There was no impact for the three months ended June 2009.

(5)  For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets.  As of June 30, 2009, interest-sensitive products represented approximately 85% of total interest-sensitive and traditional earning assets.

6/30/2009									PAGE 23
Insurance Solutions - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums	$393.0	$370.6	$382.9	$389.8	$413.3	5.2%	$763.4	$803.1	5.2%
Mortality assessments	-	-	0.1	-	-	NM	-	-	NM
Net investment income	30.5	30.8	28.2	30.1	28.1	-7.9%	58.2	58.2	0.0%
Other revenues and fees	1.4	1.4	1.3	1.5	1.5	7.1%	2.7	3.0	11.1%
Total Operating Revenues	424.9	402.8	412.5	421.4	442.9	4.2%	824.3	864.3	4.9%

Operating Expenses
Interest credited	0.3	0.5	0.6	0.6	0.5	66.7%	0.5	1.1	1.2
Benefits	285.7	268.8	283.1	282.0	292.7	2.5%	554.8	574.7	3.6%
Underwriting, acquisition, insurance and other expenses	89.3	91.8	100.4	99.3	98.0	9.7%	178.9	197.3	10.3%
Total Operating Expenses	375.3	361.1	384.1	381.9	391.2	4.2%	734.2	773.1	5.3%

Income from operations before federal income tax expense	49.6	41.7	28.4	39.5	51.7	4.2%	90.1	91.2	1.2%
Federal income tax expense	17.4	14.5	10.0	13.8	18.1	4.0%	31.6	31.9	0.9%
Income from Operations	$32.2	$27.2	$18.4	$25.7	$33.6	4.3%	$58.5	$59.3	1.4%

Effective Tax Rate	35.1%	34.8%	35.2%	34.9%	35.0%		35.1%	35.0%

Average Equity	$985.3	$1,001.0	$1,002.3	$1,014.7	$1,047.5		$980.5	$1,031.1
Return on Average Equity	13.1%	10.9%	7.3%	10.1%	12.8%		11.9%	11.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions (1)	$40.0	$42.1	$44.7	$44.2	$43.6	9.0%	$80.8	$87.8	8.7%
General and administrative expenses (1)	44.5	44.6	53.9	47.4	48.2	8.3%	88.9	95.6	7.5%
Taxes, licenses and fees	9.0	9.0	10.6	10.5	7.3	-18.9%	19.0	17.8	-6.3%
Total commissions and expenses incurred	93.5	95.7	109.2	102.1	99.1	6.0%	188.7	201.2	6.6%
Less: commissions and expenses capitalized	(13.0)	(13.1)	(18.5)	(13.2)	(12.5)	3.8%	(26.7)	(25.7)	3.7%
Amortization of DAC and VOBA, net of interest	8.8	9.2	9.7	10.4	11.4	29.5%	16.9	21.8	29.0%
Total Underwriting, Acquisition, Insurance and Other Expenses	$89.3	$91.8	$100.4	$99.3	$98.0	9.7%	$178.9	$197.3	10.3%

General and Administrative Expenses as a Percentage of Premiums (1)	11.3%	12.0%	14.1%	12.2%	11.7%	11.6%	11.9%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$129.0	$133.2	$137.1	$145.9	$148.7	$123.4	$145.9
Deferrals	13.0	13.1	18.5	13.2	12.5	26.7	25.7
Amortization, net of interest	(8.8)	(9.2)	(9.7)	(10.4)	(11.4)	(16.9)	(21.8)
Deferrals, net of amortization included in underwriting,
acquisition, insurance and other expenses	4.2	3.9	8.8	2.8	1.1	9.8	3.9
Balance at End-of-Period	$133.2	$137.1	$145.9	$148.7	$149.8	$133.2	$149.8

Annualized Sales by Product Line
Life	$23.4	$30.6	$49.9	$22.7	$21.1	-9.8%	$44.7	$43.8	-2.0%
Disability	29.9	29.8	63.6	23.5	29.3	-2.0%	54.8	52.8	-3.6%
Dental	11.3	8.0	15.5	8.1	9.1	-19.5%	19.2	17.2	-10.4%
Total	$64.6	$68.4	$129.0	$54.3	$59.5	-7.9%	$118.7	$113.8	-4.1%

Insurance Premiums by Product Line
Life	$133.8	$135.7	$138.8	$142.4	$147.4	10.2%	$266.7	$289.8	8.7%
Disability	167.0	168.4	173.1	174.0	171.1	2.5%	330.2	345.1	4.5%
Dental	37.4	38.0	37.9	37.5	37.2	-0.5%	73.9	74.7	1.1%
Other	54.8	28.5	33.1	35.9	57.6	5.1%	92.6	93.5	1.0%
Total	$393.0	$370.6	$382.9	$389.8	$413.3	5.2%	$763.4	$803.1	5.2%

Income from Operations by Product Line
Life	$11.4	$8.9	$3.8	$0.6	$12.5	9.6%	$21.5	$13.1	-39.1%
Disability	19.9	16.0	13.1	25.3	20.7	4.0%	35.3	46.0	30.3%
Dental	(0.4)	1.2	0.8	(1.1)	(1.5)	NM	(0.7)	(2.6)	NM
Other	1.3	1.1	0.7	0.9	1.9	46.2%	2.4	2.8	16.7%
Total	$32.2	$27.2	$18.4	$25.7	$33.6	4.3%	$58.5	$59.3	1.4%

Loss Ratios by Product Line
Life	72.3%	74.0%	77.3%	81.6%	70.3%		72.1%	75.8%
Disability	66.1%	68.6%	68.7%	59.1%	62.4%		67.1%	60.8%
Dental	81.1%	75.9%	75.6%	84.2%	86.1%		81.0%	85.2%
Combined Loss Ratios	70.2%	71.6%	72.8%	70.8%	68.2%		70.6%	69.5%

(1) Prior periods reflect a reclassification to general and administrative expenses from commissions for approximately $2.5 million a quarter as third party administrative fees were incorrectly reflected as commissions.

6/30/2009								PAGE 24
Investment Management
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Operating Revenues
Investment advisory fees - external	$75.8	$67.7	$48.4	$43.7	$47.8	-36.9%	$152.0	$91.5	-39.8%
Investment advisory fees - inter-segment	20.6	20.6	20.3	19.9	20.0	-2.9%	40.6	39.9	-1.7%
Other revenues and fees	27.9	21.6	14.5	18.3	23.8	-14.7%	52.0	42.1	-19.0%
Total Operating Revenues	124.3	109.9	83.2	81.9	91.6	-26.3%	244.6	173.5	-29.1%

Operating Expenses
Operating and administrative expenses	100.8	101.8	89.5	78.4	81.7	-18.9%	201.9	160.1	-20.7%
Total Operating Expenses	100.8	101.8	89.5	78.4	81.7	-18.9%	201.9	160.1	-20.7%

Income (loss) from operations before federal income tax expense (benefit)	23.5	8.1	(6.3)	3.5	9.9	-57.9%	42.7	13.4	-68.6%
Federal income tax expense (benefit)	8.5	2.8	(2.0)	2.1	4.8	-43.5%	15.6	6.9	-55.8%
Income (Loss) from Operations	$15.0	$5.3	$(4.3)	$1.4	$5.1	-66.0%	$27.1	$6.5	-76.0%

Effective Tax Rate	36.2%	34.6%	31.7%	60.0%	48.5%		36.5%	51.5%

Pre-Tax Operating Margin	18.9%	7.4%	-7.6%	4.3%	10.8%		17.5%	7.7%
After-Tax Operating Margin	12.1%	4.8%	-5.2%	1.7%	5.6%		11.1%	3.7%

Operating and Administrative Expenses
General and administrative expenses	$85.9	$90.3	$79.7	$70.4	$73.0	-15.0%	$173.5	$143.4	-17.3%
Depreciation and amortization	2.1	1.7	1.7	1.3	1.2	-42.9%	4.3	2.5	-41.9%
Sub-advisory fees	7.4	6.5	4.4	3.8	4.2	-43.2%	14.6	8.0	-45.2%
Total general and administrative expenses	95.4	98.5	85.8	75.5	78.4	-17.8%	192.4	153.9	-20.0%
Taxes, licenses and fees	4.9	2.9	3.3	2.8	3.2	-34.7%	8.6	6.0	-30.2%
Amortization of intangibles	0.5	0.4	0.4	0.1	0.1	-80.0%	0.9	0.2	-77.8%
Total Operating and Administrative Expenses	$100.8	$101.8	$89.5	$78.4	$81.7	-18.9%	$201.9	$160.1	-20.7%

6/30/2009								PAGE 25
Investment Management
Assets Under Management Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Retail Fixed
Balance at beginning-of-period	$14.168	$14.398	$14.335	$13.662	$14.158	-0.1%	$13.463	$13.662	1.5%
Sales (1)	1.533	1.618	1.844	1.809	1.972	28.6%	3.514	3.781	7.6%
Redemptions	(1.238)	(1.292)	(2.246)	(1.531)	(1.441)	-16.4%	(2.633)	(2.972)	-12.9%
Exchanges	0.030	0.098	0.028	0.017	0.061	103.3%	0.084	0.078	-7.1%
Net flows	0.325	0.424	(0.374)	0.295	0.592	82.2%	0.965	0.887	-8.1%
Net investment gains and change in market value	(0.095)	(0.487)	(0.299)	0.201	1.033	NM	(0.030)	1.234	NM
Transfer of assets from an inter-company manager (2)	-	-	-	-	0.072	NM	-	0.072	NM
Balance at End-of-Period (3)	$14.398	$14.335	$13.662	$14.158	$15.855	10.1%	$14.398	$15.855	10.1%

Retail Equity
Balance at beginning-of-period	$31.463	$29.770	$24.741	$17.838	$14.536	-53.8%	$36.250	$17.838	-50.8%
Sales (1)	1.063	1.080	0.750	0.609	0.787	-26.0%	2.577	1.396	-45.8%
Redemptions	(2.292)	(2.832)	(2.453)	(1.607)	(1.265)	44.8%	(5.044)	(2.872)	43.1%
Exchanges	(0.033)	0.002	(0.029)	(0.017)	(0.070)	NM	(0.090)	(0.087)	3.3%
Net flows	(1.262)	(1.750)	(1.732)	(1.015)	(0.548)	56.6%	(2.557)	(1.563)	38.9%
Net investment gains and change in market value	(0.431)	(3.279)	(5.171)	(2.287)	2.573	NM	(3.923)	0.286	107.3%
Transfer of assets from an inter-company manager (2)	-	-	-	-	0.198	NM	-	0.198	NM
Balance at End-of-Period (3)	$29.770	$24.741	$17.838	$14.536	$16.759	-43.7%	$29.770	$16.759	-43.7%

Total Retail
Balance at beginning-of-period	$45.631	$44.168	$39.076	$31.500	$28.694	-37.1%	$49.713	$31.500	-36.6%
Retail sales - annuities	0.786	1.075	1.032	0.771	0.935	19.0%	2.348	1.706	-27.3%
Retail sales - mutual funds	1.407	1.303	1.337	1.382	1.524	8.3%	2.999	2.906	-3.1%
Retail sales - managed accounts and other	0.403	0.320	0.225	0.265	0.299	-25.8%	0.744	0.564	-24.2%
Total retail sales (1)	2.596	2.698	2.594	2.418	2.759	6.3%	6.091	5.177	-15.0%
Redemptions	(3.530)	(4.124)	(4.699)	(3.138)	(2.706)	23.3%	(7.677)	(5.844)	23.9%
Exchanges	(0.003)	0.100	(0.001)	-	(0.009)	NM	(0.006)	(0.009)	-50.0%
Net flows	(0.937)	(1.326)	(2.106)	(0.720)	0.044	104.7%	(1.592)	(0.676)	57.5%
Net investment gains and change in market value	(0.526)	(3.766)	(5.470)	(2.086)	3.606	NM	(3.953)	1.520	138.5%
Transfer of assets from an inter-company manager (2)	-	-	-	-	0.270	NM	-	0.270	NM
Balance at End-of-Period (3)	$44.168	$39.076	$31.500	$28.694	$32.614	-26.2%	$44.168	$32.614	-26.2%

Institutional Fixed
Balance at beginning-of-period	$12.409	$12.070	$11.928	$11.373	$12.766	2.9%	$12.746	$11.373	-10.8%
Inflows (1)	0.330	0.592	0.432	2.332	0.678	105.5%	0.573	3.010	NM
Withdrawals/terminations	(0.556)	(1.152)	(0.924)	(0.720)	(0.609)	-9.5%	(1.195)	(1.329)	-11.2%
Exchanges	-	(0.108)	0.001	0.001	0.012	NM	0.002	0.013	NM
Net flows	(0.226)	(0.668)	(0.491)	1.613	0.081	135.8%	(0.620)	1.694	NM
Net investment gains and change in market value	(0.113)	(0.258)	(0.064)	(0.220)	0.352	NM	(0.056)	0.132	NM
Transfer of assets from an inter-company manager (2)	-	0.784	-	-	0.016	NM	-	0.016	NM
Balance at End-of-Period (3)	$12.070	$11.928	$11.373	$12.766	$13.215	9.5%	$12.070	$13.215	9.5%

Institutional Equity
Balance at beginning-of-period	$20.498	$19.453	$15.595	$11.669	$10.350	-49.5%	$22.898	$11.669	-49.0%
Inflows (1)	0.580	0.698	0.754	0.380	0.430	-25.9%	1.567	0.810	-48.3%
Withdrawals/terminations	(0.889)	(1.984)	(1.457)	(1.061)	(0.478)	46.2%	(1.990)	(1.539)	22.7%
Exchanges	-	(0.053)	-	(0.001)	(0.004)	NM	(0.002)	(0.005)	NM
Net flows	(0.309)	(1.339)	(0.703)	(0.682)	(0.052)	83.2%	(0.425)	(0.734)	-72.7%
Net investment gains and change in market value	(0.736)	(2.470)	(3.223)	(0.637)	1.740	NM	(3.020)	1.103	136.5%
Transfer of assets to a third-party	-	(0.065)	-	-	-	NM	-	-	NM
Transfer of assets from an inter-company manager (2)	-	0.016	-	-	-	NM	-	-	NM
Balance at End-of-Period (3)	$19.453	$15.595	$11.669	$10.350	$12.038	-38.1%	$19.453	$12.038	-38.1%

Total Institutional
Balance at beginning-of-period	$32.907	$31.523	$27.523	$23.042	$23.116	-29.8%	$35.644	$23.042	-35.4%
Inflows (1)	0.910	1.290	1.186	2.712	1.108	21.8%	2.140	3.820	78.5%
Withdrawals/terminations	(1.445)	(3.136)	(2.381)	(1.781)	(1.087)	24.8%	(3.185)	(2.868)	10.0%
Exchanges	-	(0.161)	0.001	-	0.008	NM	-	0.008	NM
Net flows	(0.535)	(2.007)	(1.194)	0.931	0.029	105.4%	(1.045)	0.960	191.9%
Net investment gains and change in market value	(0.849)	(2.728)	(3.287)	(0.857)	2.092	NM	(3.076)	1.235	140.1%
Transfer of assets to a third-party	-	(0.065)	-	-	-	NM	-	-	NM
Transfer of assets from an inter-company manager (2)	-	0.800	-	-	0.016	NM	-	0.016	NM
Balance at End-of-Period (3)	$31.523	$27.523	$23.042	$23.116	$25.253	-19.9%	$31.523	$25.253	-19.9%

Total Retail and Institutional - At End-of-Period (3)	$75.691	$66.599	$54.542	$51.810	$57.867	-23.5%	$75.691	$57.867	-23.5%

General Account Assets - At End-of-Period	$65.997	$63.531	$65.680	$64.824	$68.814	4.3%	$65.997	$68.814	4.3%

Total Assets Under Management at End-of-Period	$141.688	$130.130	$120.222	$116.634	$126.681	-10.6%	$141.688	$126.681	-10.6%

Total Retail and Institutional - Net Flows	$(1.472)	$(3.333)	$(3.300)	$0.211	$0.073	105.0%	$(2.637)	$0.284	110.8%

Sub-Advised Assets, Included in Assets Under Management Above
Retail	$13.651	$11.168	$8.047	$6.076	$6.831	-50.0%	$13.651	$6.831	-50.0%
Institutional	3.794	3.035	2.180	1.919	2.261	-40.4%	3.794	2.261	-40.4%
Total Sub-Advised Assets	$17.445	$14.203	$10.227	$7.995	$9.092	-47.9%	$17.445	$9.092	-47.9%

(1) Includes dividend reinvestments.
(2) Reflects assets that were transferred to an inter-company manager, which did not impact Lincoln's consolidated assets under management.
(3) Includes inter-segment and external assets under management.

6/30/2009					PAGE 26
Investment Management
Assets Under Management Roll Forward (Continued) (1)
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change

Inter-Segment Assets - Retail and Institutional
Balance at beginning-of-period	$9.191	$8.995	$8.937	$7.968	$7.505	-18.3%	$9.672	$7.968	-17.6%
Sales/inflows	0.375	0.812	0.829	0.536	0.545	45.3%	1.093	1.081	-1.1%
Redemptions/withdrawals/terminations	(0.543)	(0.866)	(0.973)	(0.676)	(0.654)	-20.4%	(1.222)	(1.330)	-8.8%
Exchanges	-	(0.162)	-	-	0.073	NM	-	0.073	NM
Net flows	(0.168)	(0.216)	(0.144)	(0.140)	(0.036)	78.6%	(0.129)	(0.176)	-36.4%
Net investment gains and change in market value	(0.028)	(0.551)	(0.825)	(0.323)	0.717	NM	(0.548)	0.394	171.9%
Transfer of assets to a third-party	-	(0.075)	-	-	-	NM	-	-	NM
Transfer of assets from an inter-company manager (2)	-	0.784	-	-	0.286	NM	-	0.286	NM
Balance at End-of-Period	$8.995	$8.937	$7.968	$7.505	$8.472	-5.8%	$8.995	$8.472	-5.8%

Inter-Segment Assets - General Account at End-of-Period	$65.997	$63.531	$65.680	$64.824	$68.814	4.3%	$65.997	$68.814	4.3%

Total Inter-Segment Assets at End-of-Period	$74.992	$72.468	$73.648	$72.329	$77.286	3.1%	$74.992	$77.286	3.1%

Total External
Balance at beginning-of-period (3)	$69.346	$66.696	$57.662	$46.574	$44.305	-36.1%	$75.686	$46.574	-38.5%
Sales/inflows	3.132	3.176	2.951	4.594	3.321	6.0%	7.136	7.915	10.9%
Redemptions/withdrawals/terminations	(4.433)	(6.393)	(6.107)	(4.243)	(3.139)	29.2%	(9.640)	(7.382)	23.4%
Exchanges	(0.002)	0.101	-	-	(0.073)	NM	(0.005)	(0.073)	NM
Net flows	(1.303)	(3.116)	(3.156)	0.351	0.109	108.4%	(2.509)	0.460	118.3%
Net investment gains and change in market value	(1.347)	(5.944)	(7.932)	(2.620)	4.981	NM	(6.481)	2.361	136.4%
Transfer of assets from a third-party	-	0.010	-	-	-	NM	-	-	NM
Transfer of assets from an inter-company manager	-	0.016	-	-	-	NM	-	-	NM
Balance at End-of-Period	$66.696	$57.662	$46.574	$44.305	$49.395	-25.9%	$66.696	$49.395	-25.9%

(1) This roll forward breaks out total assets under management by inter-segment and external balances, which include both retail and institutional assets under management.
(2) Reflects assets that were transferred to an inter-company manager, which did not impact Lincoln's consolidated assets under management.
(3) Includes Delaware's VIP funds. Lincoln Financial insurance subsidiaries, as well as unaffiliated insurers, participate in these funds.

6/30/2009									PAGE 27
Other Operations (1)
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change

Operating Revenues
Insurance premiums	$1.7	$0.6	$0.3	$0.8	$2.7	58.8%	$3.1	$3.5	12.9%
Net investment income	87.1	90.8	81.9	69.7	69.8	-19.9%	185.7	139.4	-24.9%
Amortization of deferred gain on business sold through reinsurance (2)	18.4	18.4	18.4	18.4	18.4	0.0%	36.9	36.8	-0.3%
Other revenues and fees	0.6	1.1	(1.1)	(0.8)	2.5	NM	(1.7)	1.8	205.9%
Communications revenues	22.9	21.5	19.4	14.8	19.1	-16.6%	44.6	33.9	-24.0%
Inter-segment elimination of investment advisory fees	(20.6)	(20.6)	(20.3)	(19.9)	(20.0)	2.9%	(40.6)	(39.9)	1.7%
Total Operating Revenues	110.1	111.8	98.6	83.0	92.5	-16.0%	228.0	175.5	-23.0%

Operating Expenses
Interest credited	41.8	42.6	40.7	50.9	31.4	-24.9%	87.6	82.3	-6.1%
Benefits	29.0	30.7	25.6	106.6	36.0	24.1%	56.9	142.6	150.6%
Underwriting, acquisition, insurance and other expenses	47.3	32.2	44.4	32.5	53.9	14.0%	82.8	86.4	4.3%
Taxes, licenses and fees	1.1	2.6	1.6	1.5	3.1	181.8%	3.2	4.6	43.8%
Interest and debt expenses	64.8	68.6	72.3	64.7	60.9	-6.0%	140.2	125.6	-10.4%
Communications expenses	15.4	14.2	14.7	12.9	13.5	-12.3%	30.9	26.4	-14.6%
Inter-segment elimination of investment advisory fees	(20.6)	(20.6)	(20.3)	(19.9)	(20.0)	2.9%	(40.6)	(39.9)	1.7%
Total Operating Expenses	178.8	170.3	179.0	249.2	178.8	0.0%	361.0	428.0	18.6%

Loss from operations before federal income tax benefit	(68.7)	(58.5)	(80.4)	(166.2)	(86.3)	-25.6%	(133.0)	(252.5)	-89.8%
Federal income tax benefit	(23.9)	(18.6)	(25.2)	(57.7)	(34.0)	-42.3%	(45.6)	(91.7)	NM
Loss From Operations	$(44.8)	$(39.9)	$(55.2)	$(108.5)	$(52.3)	-16.7%	$(87.4)	$(160.8)	-84.0%

Run Off Institutional Pensions Account Values -Balance at End-of-Period	$2.051	$2.010	$1.941	$1.931	$1.928	-6.0%	$2.051	$1.928	-6.0%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change

Discontinued Operations Before Disposal
Income from discontinued operations before federal income tax expense	$20.6	$20.3	$0.2	$7.5	$15.0	-27.2%	$45.0	$22.5	-50.0%
Federal income tax expense	7.2	7.1	0.1	2.6	5.3	-26.4%	15.8	7.9	-50.0%
Income From Discontinued Operations Before Disposal	13.4	13.2	0.1	4.9	9.7	-27.6%	29.2	14.6	-50.0%

Disposal
Gain (loss) on disposal before federal income tax expense (benefit)	(0.4)	(0.2)	0.6	-	(237.0)	NM	(12.7)	(237.0)	NM
Federal income tax expense (benefit)	(0.1)	0.8	0.2	-	(67.0)	NM	(3.4)	(67.0)	NM
Gain (Loss) on Disposal	(0.3)	(1.0)	0.4	-	(170.0)	NM	(9.3)	(170.0)	NM

Income (Loss) From Discontinued Operations	$13.1	$12.2	$0.5	$4.9	$(160.3)	NM	$19.9	$(155.4)	NM

(1) Includes inter-segment eliminations of transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

6/30/2009									PAGE 28
Consolidated Domestic Deposits, Account Balances and Net Flows
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.371	$1.276	$1.233	$1.363	$1.778	29.7%	$2.531	$3.141	24.1%
Defined Contribution - fixed annuities	0.280	0.290	0.279	0.416	0.429	53.2%	0.612	0.845	38.1%
Annuities - variable annuities	2.065	1.672	1.087	0.834	0.857	-58.5%	3.931	1.691	-57.0%
Defined Contribution - variable products (2)	1.141	1.044	0.962	1.159	0.809	-29.1%	2.360	1.968	-16.6%
Insurance Solutions - Life Insurance	1.062	1.082	1.217	1.058	1.020	-4.0%	2.194	2.078	-5.3%
Investment Management:
Annuities	0.786	1.075	1.032	0.771	0.935	19.0%	2.348	1.706	-27.3%
Mutual funds	1.407	1.303	1.337	1.382	1.524	8.3%	2.999	2.906	-3.1%
Managed accounts and other	0.403	0.320	0.225	0.265	0.299	-25.8%	0.744	0.564	-24.2%
Consolidating adjustments	(0.776)	(1.061)	(1.019)	(0.752)	(0.920)	-18.6%	(2.270)	(1.672)	26.3%
Total Gross Retail Deposits	7.739	7.001	6.353	6.496	6.731	-13.0%	15.449	13.227	-14.4%

Investment Management - institutional	0.910	1.290	1.186	2.712	1.108	21.8%	2.140	3.820	78.5%
Consolidating adjustments	(0.034)	(0.052)	(0.109)	(0.090)	(0.091)	NM	(0.126)	(0.181)	-43.7%
Total Gross Deposits	$8.615	$8.239	$7.430	$9.118	$7.748	-10.1%	$17.463	$16.866	-3.4%

	As of
	June	Sept.	Dec.	March	June	%
	2008	2008	2008	2009	2009	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$16.544	$16.493	$16.530	$16.760	$17.531	6.0%
Defined Contribution - fixed annuities	11.294	11.418	11.638	11.924	12.070	6.9%
Annuities - variable annuities	55.854	49.982	40.925	39.301	45.523	-18.5%
Defined Contribution - variable products (2)	23.748	21.155	17.240	16.569	19.257	-18.9%
Insurance Solutions - Life Insurance	32.603	32.283	31.753	30.031	30.622	-6.1%
Investment Management:
Annuities	11.700	10.952	9.377	8.875	10.184	-13.0%
Mutual funds	18.176	16.699	14.021	13.716	15.620	-14.1%
Managed accounts and other	14.292	11.425	8.102	6.102	6.809	-52.4%
Consolidating adjustments	(11.286)	(10.590)	(9.086)	(8.607)	(9.690)	14.1%
Total Retail Account Balances	172.925	159.817	140.500	134.671	147.927	-14.5%

Investment Management - institutional	31.523	27.523	23.042	23.116	25.253	-19.9%
Consolidating adjustments	(2.124)	(2.423)	(2.143)	(2.034)	(2.176)	-2.4%
Total Account Balances	$202.324	$184.917	$161.399	$155.753	$171.004	-15.5%

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change
Net Flows
Retirement Solutions:
Annuities	$1.589	$0.944	$0.376	$0.430	$1.043	-34.4%	$2.770	$1.473	-46.8%
Defined Contribution	0.237	0.093	0.171	0.659	0.329	38.8%	0.517	0.988	91.1%
Insurance Solutions - Life Insurance	0.677	0.690	0.804	0.557	0.540	-20.2%	1.327	1.097	-17.3%
Investment Management - retail	(0.937)	(1.326)	(2.106)	(0.720)	0.044	104.7%	(1.592)	(0.676)	57.5%
Consolidating adjustments	(0.075)	(0.025)	0.071	(0.001)	0.045	160.0%	(0.173)	0.044	125.4%
Total Retail Net Flows	1.491	0.376	(0.684)	0.925	2.001	34.2%	2.849	2.926	2.7%

Investment Management - institutional	(0.535)	(2.007)	(1.194)	0.931	0.029	105.4%	(1.045)	0.960	191.9%
Consolidating adjustments	0.052	0.253	0.130	0.057	0.043	-17.3%	0.082	0.100	22.0%
Total Net Flows	$1.008	$(1.378)	$(1.748)	$1.914	$2.072	105.6%	$1.886	$3.986	111.3%

(1) Includes fixed portion of variable annuities.
(2)  Includes amounts attributable to mutual fund net flows.  Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

6/30/2009						PAGE 29
Consolidated Investment Data - Assets Managed
Unaudited (in billions)

	As of
	June	Sept.	Dec.	March	June	%
	2008	2008	2008	2009	2009	Change
Assets Managed by Source
LNC's investments and cash:
Available-for-sale fixed maturity securities	$53.372	$50.939	$48.141	$48.536	$55.050	3.1%
Available-for-sale equity securities	0.414	0.449	0.254	0.176	0.236	-43.0%
Trading securities	2.551	2.393	2.333	2.246	2.317	-9.2%
Other investments	12.716	13.137	15.783	14.353	12.945	1.8%
Total LNC investments	69.053	66.918	66.511	65.311	70.548	2.2%
Separate accounts	77.463	68.385	55.655	52.935	61.091	-21.1%
Cash and invested cash	1.775	2.009	5.754	5.510	2.539	43.0%
Total LNC	148.291	137.312	127.920	123.756	134.178	-9.5%
Non-affiliate assets managed	63.197	54.419	44.107	41.953	46.596	-26.3%
Total Assets Managed	$211.488	$191.731	$172.027	$165.709	$180.774	-14.5%

Assets Managed by Advisor
Investment Management segment (1)	$75.691	$66.599	$54.542	$51.810	$57.867	-23.5%
Delaware Investment Advisers (2)	65.997	63.531	65.680	64.824	68.814	4.3%
Policy loans	2.849	2.867	2.921	2.906	2.897	1.7%
Non-LNC affiliates	66.951	58.734	48.884	46.169	51.196	-23.5%
Total Assets Managed	$211.488	$191.731	$172.027	$165.709	$180.774	-14.5%

(1) See page 25 for additional detail.
(2) Represents assets managed internally. See page 25 for additional detail.

6/30/2009								PAGE 30
Consolidated Investment Data - Other Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2008	2008	2008	2009	2009	Change	2008	2009	Change

Net Investment Income
Available-for-sale fixed maturity securities	$839.1	$840.1	$827.5	$824.9	$854.6	1.8%	$1,680.8	$1,679.5	-0.1%
Available-for-sale equity securities	7.3	6.0	4.8	1.7	1.8	-75.3%	15.5	3.5	-77.4%
Trading securities	42.1	41.0	40.3	39.6	39.0	-7.4%	84.7	78.6	-7.2%
Mortgage loans on real estate	128.6	121.2	122.1	119.2	120.0	-6.7%	250.2	239.2	-4.4%
Real estate	5.8	5.1	4.7	3.8	3.5	-39.7%	13.2	7.3	-44.7%
Policy loans	43.1	46.0	45.3	44.3	42.2	-2.1%	87.7	86.5	-1.4%
Invested cash	12.8	9.1	13.8	8.3	4.1	-68.0%	29.4	12.4	-57.8%
Other investments	9.5	29.0	(68.4)	(2.2)	(67.4)	NM	6.3	(69.6)	NM
Investment income	1,088.3	1,097.5	990.1	1,039.6	997.8	-8.3%	2,167.8	2,037.4	-6.0%
Investment expense	(31.3)	(29.6)	(30.0)	(26.3)	(27.2)	13.1%	(65.7)	(53.5)	18.6%
Net Investment Income	$1,057.0	$1,067.9	$960.1	$1,013.3	$970.6	-8.2%	$2,102.1	$1,983.9	-5.6%

Average Invested Assets (Amortized Cost)	$70,227.1	$70,150.2	$69,731.7	$69,583.2	$71,331.0		$70,106.8	$70,457.1

Ratio of Net Investment Income Over Average Invested Assets	6.02%	6.09%	5.51%	5.82%	5.44%		6.00%	5.63%

Realized Loss Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$16.8	$18.9	$16.1	$53.7	$32.8	95.2%	$25.1	$86.5	244.6%
Gross losses	(125.4)	(372.1)	(527.1)	(241.3)	(172.1)	-37.2%	(219.6)	(413.4)	-88.3%
Equity securities:
Gross gains	-	1.0	-	3.1	0.5	NM	0.1	3.6	NM
Gross losses	(6.4)	(25.4)	(131.5)	(2.6)	(6.0)	6.3%	(6.4)	(8.6)	-34.4%
Gain (loss) on other investments	3.1	0.7	8.5	(2.1)	(57.9)	NM	28.2	(60.0)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	23.9	92.2	117.4	55.6	48.4	102.5%	46.9	104.0	121.7%
Total realized loss on investments, excluding trading securities	(88.0)	(284.7)	(516.6)	(133.6)	(154.3)	-75.3%	(125.7)	(287.9)	NM
Loss on certain derivative instruments	(29.1)	(29.9)	(50.1)	(16.5)	(4.0)	86.3%	(32.2)	(20.5)	36.3%
Total, pre-tax	(117.1)	(314.6)	(566.7)	(150.1)	(158.3)	-35.2%	(157.9)	(308.4)	-95.3%
Income taxes	(41.5)	(110.1)	(198.4)	(52.5)	(55.4)	-33.5%	(55.3)	(107.9)	-95.1%
Total, After-Tax	$(75.6)	$(204.5)	$(368.3)	$(97.6)	$(102.9)	-36.1%	$(102.6)	$(200.5)	-95.4%

	As of June 30, 2009		As of December 31, 2008
	Amount	% of Total	Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)	$57,364.8	99.6%	$50,471.6	99.5%
Fixed maturity securities (amortized cost)	60,859.4	99.3%	56,686.3	99.2%

Equity securities (fair value)	238.0	0.4%	255.6	0.5%
Equity securities (amortized cost)	402.1	0.7%	429.8	0.8%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA		18.8%		24.5%
AA or better		25.6%		30.9%
BB or less		7.0%		4.5%

General Account Investments	As of June 30, 2009		As of December 31, 2008
	Amount	% of Total	Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds	$42,489.5	77.2%	$36,055.6	74.9%
U.S. Government bonds	221.2	0.4%	245.9	0.5%
Foreign government bonds	479.8	0.9%	520.8	1.1%
Mortgage-backed securities	9,889.7	18.0%	10,129.6	21.0%
State and municipal bonds	906.6	1.6%	226.4	0.5%
Preferred stocks - redeemable	1,063.0	1.9%	962.3	2.0%
Total	$55,049.8	100.0%	$48,140.6	100.0%

	As of
	June	Sept.	Dec.	March	June	%
Composition of Investment Portfolio	2008	2008	2008	2009	2009	Change
Available-for-sale securities, at fair value:
Fixed maturity	$53,371.5	$50,938.9	$48,140.6	$48,535.5	$55,049.8	3.1%
Equity	414.0	448.8	254.1	175.7	236.3	-42.9%
Trading securities	2,550.5	2,393.4	2,332.5	2,245.6	2,316.7	-9.2%
Mortgage loans on real estate and real estate	7,813.3	7,814.7	7,840.6	7,745.1	7,627.5	-2.4%
Policy loans	2,849.2	2,867.2	2,921.1	2,905.6	2,896.9	1.7%
Derivative investments	889.9	1,262.2	3,397.2	2,226.1	1,233.8	38.6%
Other investments	1,163.5	1,193.0	1,624.1	1,476.2	1,187.1	2.0%
Total	$69,051.9	$66,918.2	$66,510.2	$65,309.8	$70,548.1	2.2%